EXHIBIT 10.7

                         THIRD AMENDMENT


                             to the


                    INTERCONNECTION AGREEMENT


                       ,dated May 1, 1992,


                              among


               INDIANAPOLIS POWER & LIGHT COMPANY


                               and


                        PSI ENERGY, INC.


                               and


                     CINERGY SERVICES, INC.



                       Dated June 30, 1995


               INDIANAPOLIS POWER & LIGHT COMPANY
              FEDERAL ENERGY REGULATORY COMMISSION
                    Rate Schedule FERC No. 23



                        CINERGY COMPANIES
              FEDERAL ENERGY REGULATORY COMMISSION
                    Rate Schedule FERC No. 10

INDEX


SECTION ONE:   Agreement As Amended

               Interconnection Agreement Between
               Indianapolis Power & Light Company, and
               The Cincinnati Gas & Electric Company,
               PSI Energy, Inc., and CINergy Services, Inc., dated June 30, 1995



SECTION TWO:   Agreement As Signed

               Interconnection Agreement Between
               Indianapolis Power & Light Company, and
               The Cincinnati Gas & Electric Company,
               PSI Energy, Inc., and CINergy Services, Inc., dated June 30, 1995

                         THIRD AMENDMENT
                             TO THE

                    INTERCONNECTION AGREEMENT

                              AMONG

               INDIANAPOLIS POWER & LIGHT COMPANY

                               and

                        PSI ENERGY, INC.
                   AND CINERGY SERVICES, INC.


     0.01 THIS THIRD AMENDMENT, dated on the 30th day of June
1995, among INDIANAPOLIS POWER & LIGHT COMPANY (hereinafter referred to as "IPL"), a corporation organized and existing under the laws of the State of Indiana and PSI ENERGY, INC. (hereinafter referred to as "PSI"), a corporation organized and existing under the laws of the State of Indiana, and CINERGY SERVICES, INC. (hereinafter referred to as "CINergy Services"), a corporation organized and existing under the laws of the State of Delaware. IPL, PSI and CINergy Services are sometimes hereinafter referred to individually as "Party" and collectively as "Parties" where appropriate.

                      W I T N E S S E T H:

     0.02 WHEREAS, There is now in force and effect between IPL and PSI an Interconnection Agreement, dated as of May 1, 1992, (said Interconnection Agreement being the Ninth Supplement to the 1962 Interconnection Agreement between IPL and PSI, herein called the "1992 Agreement"); and

     0.03 WHEREAS, The Cincinnati Gas & Electric Company ("CG&E") and PSI merged on October 24, 1994, and formed CINergy Corp. with CG&E and PSI now being called the "CINergy Operating Companies"; and

     0.04 WHEREAS, CG&E, PSI and CINergy Services are parties to a Service Agreement, dated March 2, 1994, which has been approved by the Securities and Exchange Commission and the Indiana Utility Regulatory Commission (IURC), under which CINergy Services will act as PSI s agent in administering PSI s interconnection agreements and the three companies are also parties to an Operating Agreement, dated March 2, 1994, on file with and accepted by the FERC and approved by the IURC under which CINergy Services will dispatch the generating units of CG&E, PSI and CINergy Services; and

     0.05 WHEREAS, the Parties desire to modify the 1992 Agreement, as hereinafter set forth; and

     0.06 NOW, THEREFORE, in consideration of the premises and mutual covenants and agreements of the Parties, as herein set forth, the Parties hereby agree as follows:

                            ARTICLE 1
                PROVISIONS FOR, AND CONTINUITY OF
                    INTERCONNECTED OPERATION

          1.01. Interconnection Points. The respective 138,00 volt and 345,000 volt transmission systems of IPL and PSI are presently interconnected at the following points:

     (i)  The 138kV Five Points Interconnection Point
    (ii)  The 345kV Whitestown Interconnection Point

  (iii)  The 345kV Gwynneville Interconnection Point
    (iv)  The 138kV Petersburg Interconnection Point
     (v)  The 345kV Petersburg Interconnection Point
    (vi)  The 138kV Centerton Interconnection Point
   (vii)  The 138kV Carmel Tap Point

          1.02. Future Interconnection Points. The services provided for by the 1992 Agreement may also be rendered through such other points of interconnection as the Parties may later agree upon by amending the 1992 Agreement.

          1.03. Synchronous Operation. The Parties mutually agree that, except as provided in Service Schedule D hereof, their respective systems will be continuously operated in parallel (except in cases of interruption of such parallel operation due to mutually agreed upon maintenance or due to causes beyond the control of either Party, or due to the necessity of an interruption of parallel operation in order that the native load directly served by either Party may continue to receive adequate service from such Party). If synchronous operation of the systems through a particular line or lines become interrupted either manually or automatically because of any of the above-stated reasons, the Parties shall cooperate so as to remove the cause of such interruption as soon as practicable and restore such line or lines to normal operating condition.

          1.03.1. Inadvertent Flow. It is recognized that in interconnected system operation, power and reactive flow will exist on an interconnection due to scheduled power flow from either Party to third parties or between third parties. This inadvertent power flow depends mainly on the design of the internal systems of the Parties and the interconnected system, and the schedules of power flows on the interconnections.

          1.03.2. Interruption of Operation. If, in the sole judgment of either Party, the power or reactive flow over the interconnection facilities of either Party is excessive to the extent that it jeopardizes the reliability of either Party's service to its customers, the Parties shall attempt to agree upon adequate corrective measures to eliminate or control such excessive power or reactive flow; provided, however, that in the event such a situation exists, the Party so burdened shall have the right, with notice when possible to the other Party, to open and leave open one or all of the interconnections between the respective systems of the Parties until corrective action has been taken. The Parties further agree to study and negotiate the installation, ownership, and cost of any additional equipment necessary to effect a long-term solution to any such excessive loading as herein described in the event either Party determines that this interconnection contributes to the excessive loading and requests such negotiation.

          1.04. Maintenance of Equipment. Each of the Parties shall keep, or shall cause to be kept, the transmission lines together with all associated equipment and appurtenances that are located on their respective sides of the Interconnection Points specified in Section 1.01 hereof, or agreed upon pursuant to Section 1.02 hereof, in a suitable condition of repair at all times, each at its own expense, in order that said transmission lines will operate in a reliable and satisfactory manner and in order that reduction in the effective capacity of said transmission lines will be avoided to the extent practicable.

                            ARTICLE 2
                     SERVICES TO BE RENDERED

          2.01. Interconnection Services Schedules. It is the purpose of the Parties to seek and realize, on an equitable basis, all benefits which may be practicably effected through coordination in the operation and development of their respective systems. It is understood by the Parties that such benefits may be realized by each of them by carrying out under stated terms and conditions various interconnection services and transactions that may from time to time include among others:

     (i)    The furnishing of emergency service,
     (ii) The interchange, sale, and purchase of energy to effect operating economies,
     (iii) The sale and purchase of short term electric power and energy available on the system of one Party and needed on the system of the other, and
     (iv) The transmission of power and energy on the basis of simultaneous transfers.

In furtherance of such purpose, the Parties shall create, and continue the functioning of, an Operating Committee, as provided in Article 7 hereof.

          2.02. Specific Terms and Conditions. Since the specific services to be rendered in furtherance of such purpose will vary during the term of the 1992 Agreement, and the terms and conditions applicable to such services may require modification from time to time, it is intended that such specific services and the terms and conditions applicable thereto will be set forth in Service Schedules mutually agreed upon between the parties. Such Service Schedules, unless and until changed, terminated, or supplemented, shall be those specified in Section 2.03 hereof. If a Service Schedule under the 1992 Agreement is changed or supplemented, such Service Schedule shall be fully restated in order to reflect such change or supplement.

          2.03. Service Schedules. The respective Service Schedules designated

Service Schedule A - Emergency Service
Service Schedule B - Interchange Energy
Service Schedule C - Short Term Power and Energy
Service Schedule D - Carmel Southeast Tap Power & Energy Transfer

have been agreed upon between the Parties, are identified as Exhibits I, II, III, and IV, respectively, to the 1992 Agreement and are attached hereto and made a part hereof the same as if incorporated herein. It is contemplated by the Parties that all additional mutually agreed upon Service Schedules will be made a part of the 1992 Agreement upon presentation and acceptance thereof.

        2.04. Out-Of-Pocket Costs. The term "Out-of-Pocket Cost" of energy from generating units on the system of a Party shall consist of any costs that are directly incurred by IPL or PSI by reason of its generation of such energy and which otherwise would not have been incurred by such system including, but not limited to, fuel, labor, operation, maintenance, start-up, fuel handling, taxes, regulatory commission charges, and emission allowances.

"Out-of-Pocket Cost" of energy purchased from a third party by the supplying Party shall consist of the total amount paid therefore by the supplying Party which otherwise would not have been paid by such Party, plus any cost which otherwise would not have been incurred, including, but not limited to, regulatory commission charges, emission allowances, transmission losses and taxes related to such transaction.

Tax expenses will be the expenses that are incurred as taxes either in connection with the sale or production of such energy.

   2.05.  Emission Allowances.  The federal Clean Air Act, as amended,
42 U.S.C. Section 7401 et seq. (hereinafter referred to as "Clean Air Act"), establishes certain annual maximum sulfur dioxide ("SO2") levels, stated in terms of required emission allowances, for flue gases emitted by electric generating units, including units operated by IPL, PSI and other electric utilities who may supply electric energy for transactions under this 1992 Agreement. The generator of the electric energy supplied and delivered under this 1992 Agreement is required by the Clean Air Act to have adequate "allowances" (as defined by Section 402(3) of the Clean Air Act in conjunction with Section 403(f) of the Clean Air Act) in order to generate such electric energy. To the extent that either IPL or PSI are required by the Clean Air Act to have additional allowances by reason of its generation of electric energy to be supplied by it under this 1992 Agreement, which allowances would otherwise not have been required by such supplying Party, then, unless the supplying Party otherwise agrees in advance in writing, at the discretion of the supplying Party, the Party receiving such energy shall be responsible for the cost or the actual furnishing (without cost to the supplying Party) of adequate allowances to the supplying Party in order for such Party to supply such energy under this Agreement. The Parties shall establish, by mutual agreement, appropriate procedures in order to carry out the provisions of this Section 2.05, including a statement of costs before any transactions under the Service Schedules attached hereto are started. Also, prior to implementation of every transaction under the Service Schedules attached hereto, the purchasing Party must declare whether they will pay in cash or return SO2 Allowances in-kind for any consumption of SO2 Allowances directly attributed to such transaction, if any.

It shall be the responsibility of the supplying Party to provide the receiving Party, before the transaction begins, with a statement of the estimated emission allowance charges associated with the transaction which the supplying Party is seeking to add to the rates to be charged under the applicable Service Schedule. Failure of the supplying Party to provide a statement of such charges before the transaction begins shall constitute a waiver of the recovery of any such costs. In establishing such procedures, the Parties shall recognize that the determination of the additional allowances required in order to generate the electric energy to be supplied hereunder is subject to variables contingent upon the loading and operating conditions on the system where the actual generation occurs. The procedures so established by the Parties shall be in accord with sound engineering principles of power plant and system operation, and shall require the furnishing of such additional allowances at such times and in such amounts as will be equitable to the supplying Party.

When IPL is the supplier of energy and emission allowances, the recovery of the applicable costs for the actual furnishing of adequate allowances in order for IPL to generate and supply such energy will be implemented in the following manner:

   (1) The Buyer shall compensate IPL for the consumption of Sulfur Dioxide Emissions Allowances ("SO2 Allowances") directly attributed to electric energy sales by IPL to Buyer under the Service Schedules. Such compensation shall, at Buyer s option, be made by either supplying IPL with the number of SO2 Allowances directly attributed to such energy sales, or by reimbursing IPL for the incremental cost of such number of SO2 Allowances, rounded to the nearest whole SO2 Allowance.

(1) If Buyer opts to reimburse IPL in cash for SO2 Allowances associated with Buyer s energy purchases for the month, the cash amount due at billing will be determined by multiplying the number of SO2 Allowances attributed to the sale by the incremental cost of the SO2 Allowances, as determined in Subsection 2(b) of this Section 2.05, at the time of the sale.

   If Buyer opts to reimburse IPL in SO2 Allowances, Buyer will record or transfer to IPL s account, the number of SO2 Allowances calculated below, at the time cash settlement for the energy is due. In all cases, Buyer will transfer to IPL s account the number of SO2 Allowances due IPL for calendar year no later than January 15 of the following year. "Transfer to IPL s account" shall mean, for purposes of the Amendment, the transfer by the USEPA of the requisite number of SO2 Allowances to IPL s Allowance Tracking System account and the receipt by IPL of the Allowance Transfer Confirmation.

(2)     Determination of SO2 Emission Allowances Due IPL

   (a)  Number of SO2 Allowances

        The number of SO2 Allowances directly attributed to an energy sale made by IPL shall be determined for each hour, by determining the contribution from each of the unit(s) from which the energy sale is being made for that hour. For each unit, the emission rate in pounds of SO2 per million Btu will be determined each month, from fuel sulfur content, control equipment performance, and continuous emissions monitoring data. The emission rate and the unit heat rate will be used to determine the SO2 Allowances used per megawatt-hour ("MWH"). The energy from each unit attributable to the sale, and the SO2 Allowances per MWH for each unit, will be used to determine the number of SO2 Allowances attributable to the sale.

   (b)  Cost of SO2 Allowances

        The incremental SO2 Allowance cost used to determine economic dispatch of IPL s generating units in any month, will also be the basis used to determine compensation for IPL s energy sales. The incremental SO2 Allowances cost, in dollars per ton of SO2, shall be determined each month and will be based on the Cantor Fitzgerald offer price for SO2 Allowances, or if such is not available, then another nationally recognized SO2 Allowance trading market price or market price index, at the beginning of the month. The SO2 Allowance value may be changed at any time during the month to reflect the more current incremental cost, or market price, for SO2 Allowances. Buyer will be notified of the new SO2 Allowance value prior to dispatch of IPL energy to Buyer.

   When PSI is the supplier of energy and emission allowances, the recovery of the applicable costs for the actual furnishing of adequate allowances in order for PSI to generate and supply such energy will be implemented in the following manner:

(1) The current Environmental Protection Agency ("EPA") auction price to value emission allowances will be used for energy sales transactions. The dispatch criteria may be revised from time to time if the emission allowance purchases on the average are determined to be significantly different than the EPA auction price.

(2) For each hour in which there is a transaction for energy services using an Out-of-Pocket Cost rate under this 1992 Agreement, PSI will:

   (a) identify the generation sources used to provide the transaction s energy by identifying the energy that would not have been used had the transaction not been in effect that hour by using the same after-the-fact incrementing costing model that is used to calculate the incremental cost of fuel under this 1992 Agreement;

   (b) determine, using the following formula, the quantity of emission allowances related to the energy transaction:
        (i) by calculating an incremental heat rate for the appropriate generating unit and the corresponding incremental SO2 emission levels, as determined by the computer based tools, for the identified units dispatched to serve the transaction; (ii) applying the following formula for each such unit; (iii) adding together the total number of tons of SO2 produced per million BTU (i.e., British Thermal Unit) of fuel burned by each such unit for the transaction; and (iv) letting one (1) emission allowance equal one (1) ton of SO2 so produced.

# OF UNITS
The sum of [MBTU SALE - MBTU NO SALE] * [SO2] * [100%-SE]
                                          100%

MBTU SALE = Million BTU consumed on unit n with sale.
MBTU NO SALE = Million BTU consumed on unit n without sale.
SO2 = Tons of SO2 produced per million BTU of fuel burned.
SE = Scrubber Efficiency in %.

        PSI will perform periodic tests to maintain the accuracy and validity of such emission rate information. Because some generating sources may not be subject to the Clean Air Act during Phase I or Phase II thereunder, there will be no emission allowance charges included for the utilization of such an energy source while it is not subject to such requirements. One (1) emission allowance shall be assigned to each ton of SO2 emitted to serve the transaction. Fractions of emission allowance tons will be rounded up to the next whole number when the fraction is equal to or greater than .5 and rounded down when the fraction is less than .5.

   (3) The purchasing Party of energy shall have the option of purchasing or providing emission allowances for each transaction. The purchasing Party shall notify PSI of its election to purchase or provide emission allowances prior to the start of the transaction. The running quantity of emission allowances charged or furnished will be shown on the monthly invoices to the purchasing Party.

   (4) When the purchasing Party of energy elects to purchase the emission allowances from PSI, then the quantity of emission allowances used will be included as part of the charges on the monthly invoices to the purchasing Party.

   (5) By January 15th of the year following the calendar year in which the transaction occurred, the purchasing Party of energy shall transfer the appropriate emission allowances to PSI for the emission allowances used when the allowances are provided in kind.

   (6) PSI has adopted the same incremental cost calculation to value emission allowances for dispatch criteria as for billing energy transactions.

                            ARTICLE 3

                       SERVICE CONDITIONS

   3.01. Control of System Disturbance. Each Party shall maintain and operate its system so as to minimize, in accordance with sound operating practice, the likelihood of disturbance originating in either Party s system which might cause impairment to the service of the system of the other Party or of any system interconnected with the system of the other Party.

   3.02. Control of Kilovar Exchange. It is the intent that neither Party shall be obligated to deliver kilovars for the benefit of the other Party; also that neither Party shall be obligated to receive kilovars when to do so may introduce objectionable operating conditions on its system.
The Operating Committee shall be responsible for the establishment of operating procedures and schedules in respect of carrying kilovar loads by one Party's system for the other Party's system in order to secure adequate service and economical use of facilities of both Parties' systems and in respect of proper charges, if any, for the use of facilities carrying kilovar loads. In discharging such duties, the Operating Committee shall recognize that in the transmission and delivery of power and energy hereunder the carrying of kilovar loads by either Party, in harmony with sound engineering principles of transmission operation with their systems interconnected, is subject to numerous variables contingent upon loading and operating conditions existing simultaneously on the systems of both Parties. The operating procedures and schedules so established by the Operating Committee shall be in accord with such principles and shall require each Party to carry kilovar loads at such times and in such amounts as will be equitable to both Parties.

   3.03. Control of Unscheduled Power Deliveries. The Parties shall exercise due diligence and foresight in carrying out all matters related to the providing and operating of their respective electric power resources so as to minimize to the extent practicable deviations between actual and scheduled deliveries of electric power and energy between their systems. The Parties shall provide and install on their respective systems such communication and telemetering facilities as are essential to so minimize such deviations and, in developing and executing operating procedures that will enable the Parties to avoid to the extent practicable deviation from scheduled deliveries, shall fully cooperate with each other and with third parties whose systems are either directly or indirectly interconnected with the systems of the Parties and who of necessity, together with the Parties, must unify their efforts cooperatively to achieve effective and efficient interconnected operation. The Parties recognize, however, that, despite their best efforts to prevent the same, unscheduled deliveries of electric energy from one Party to the other may occur. In such event, electric energy delivered hereunder shall be settled for by the return of equivalent energy. Equivalent energy shall be returned at times when the load conditions of the Party receiving it are equivalent to the load conditions of such Party at the time the energy for which it is returned was delivered or, if such Party elects to have equivalent energy returned under different conditions, it shall be returned in such amounts, to be agreed upon by the Operating Committee, as will compensate for the difference in conditions.

                            ARTICLE 4
                DELIVERY POINTS, MEETING POINTS,
                          AND METERING

   4.01. Delivery Points. All electric energy delivered under the 1992 Agreement shall be of the character commonly known as three-phase sixty Hertz energy, and shall be delivered at the Interconnection Points specified under Section 1.01 hereof, at a nominal voltage of 138,000 volts at the Five Points and Centerton Interconnection Points, at the 138KV Petersburg Interconnection Point, and at the Carmel Tap Point; and at a nominal voltage of 345,000 volts at the Whitestown and Gwynneville Interconnection Points, and at the 345KV Petersburg Interconnection Point; and at such other points and voltages as hereafter may be agreed upon by the parties pursuant to
Section 1.02 hereof.

   4.02. Billing Based on Scheduled Transaction. As IPL and PSI systems are interconnected with other systems forming a network, it is recognized that, because of the physical and electrical characteristics of the facilities involved, a part or all of the energy being transferred from one Party to the other may flow through such other systems rather than through the point or points of connection between the systems of the Parties. A part or all of the power being transferred between other systems in the network may flow through the point or points of connection between the systems of the Parties, and as a result be included in the demand and energy meter readings at the point or points of interconnection. Therefore, all billings shall be based on scheduled transactions or upon methods determined by the Operating Committee which may result from development of arrangements with other interconnected systems and which provide a basis for accounting for the power and energy transfers actually contracted for between the Parties.

   4.03. Metering Points. Electric power and energy supplied and delivered under the 1992 Agreement shall be measured by suitable metering equipment which shall be provided, owned and maintained by PSI or ILP as designated below at the following metering points:

   (i) 138,000 volt metering equipment installed by PSI at the Five Points Substation; 138,000 volt metering equipment installed by PSI at the Centerton Substation; 138,000 and 345,000 volt metering equipment installed by IPL at the Petersburg Station; 345,000 volt metering equipment installed by IPL at its Sunnyside Substation and at PSI s Gwynneville and Whitestown Substations; and 12.47kV metering equipment installed by PSI at its Carmel Southeast Substation, and

   (ii) At such other locations as hereafter may be agreed upon by the Parties pursuant to Section 1.02 hereof.

   4.04. Metering Equipment. Suitable metering equipment at the metering points as described in Section 4.03 above shall include electric meters, potential and current transformers, and such other appurtenances as shall be necessary to give for each direction of flow the following quantities:
(i) an automatic record of the kilowatt-hours for each clock-hour, and (ii) a continuous integration record of the kilowatt-hours.

   4.05. Measurement of Electric Energy. Measurements of electric energy for the purpose of effecting settlements under the 1992 Agreement shall be made by standard types of electric meters installed and maintained (unless otherwise provided for in the Agreement) by the owner at the metering points described in Section 4.03 above. The timing devices of all meters having such devices shall be maintained in time synchronism as closely as practicable.

   The meters shall be sealed and the seals shall be broken only upon occasions when the meters are to be tested or adjusted. for the purpose of checking the records of the metering equipment installed by one of the Parties as hereinabove provided, the other Party shall have the right to install check metering equipment at the aforesaid metering points. Metering equipment so installed by one Party on the premises of the other Party, unless otherwise provided for in the 1992 Agreement, shall be owned and maintained by the Party installing such equipment. Upon termination of the 1992 Agreement, the Party owning such metering equipment shall remove it from the premises of the other Party. Authorized representatives of both Parties shall have access at all reasonable hours to the premises where the meters are located and to the records made by the meters.

   4.06. Testing and Access to Meters and Records. The aforesaid metering equipment shall be tested by the owner at suitable intervals and its accuracy of registration maintained in accordance with good practice.
On request of either Party, a special test may be made at the expense of the Party requesting such special test. Representatives of both Parties shall be afforded the opportunity to be present at all routine or special tests and upon occasions when any readings, for purposes of settlements hereunder, are taken from meters not bearing an automatic record.

   4.07. Adjustments Due to Inaccuracies. If at any test of metering equipment an inaccuracy shall be disclosed exceeding two percent, the account between the Parties for service theretofore delivered shall be adjusted to correct for the inaccuracy disclosed over the shorter of the following two periods: (i) for the thirty (30) day period immediately preceding the day of the test, or (ii) for the period that such inaccuracy may be determined to have existed. Should the metering equipment described in Section 4.04 above at any time fail to register, the electric power and energy delivered shall be determined from the check meters, if installed, or otherwise shall be determined from the best available data.

                                ARTICLE 5
                        RECORDS AND STATEMENTS

   5.01. Records. In addition to records of the metering provided for in Article 4 hereof, the Parties shall keep in duplicate such other records as may be needed to afford a clear history of the various deliveries of electric energy made by one Party to the other and of the clock-hour integrated demands in kilowatt-hours delivered by one Party to the other. In maintaining such records, the Parties shall effect such segregations and allocations of demands and electric energy delivered into classes representing the various services and conditions as may be needed in connection with settlements under the 1992 Agreement. The originals of all such records shall be retained by the Party keeping the records and the duplicates shall be delivered monthly to the other Party, except that the Parties may agree upon a different time interval for such delivery.

   5.02. Statements. As promptly as practicable after the end of each calendar month, the Parties shall prepare a statement setting forth the electric power and energy transactions between the Parties during such month in such detail and with such segregations as may be needed for operating records or for settlements under the provisions of the 1992 Agreement.

                                ARTICLE 6
                          BILLINGS AND PAYMENTS

   6.01. Billing Period. Unless otherwise agreed upon by the Parties, the calendar month shall be the standard billing period for all settlements under the 1992 Agreement.

   6.02. Billing Scheduled Transactions. All billing shall be based on scheduled transactions unless otherwise determined as provided in Section
4.02 hereof.

   6.03. Billing Payments. All bills for amounts owed by one Party to the other Party shall be due on the first business day following the twentieth (20th) day after the end of the calendar month or period service was rendered, or on the fifteenth (15th) business day following receipt of a bill, whichever is later. Payments shall be made by electronic transfer or by such other mutually agreeable method as shall cause such payment to be available for the account of the payee on or before the due date. Interest on unpaid amounts, both principal and interest, shall accrue daily at the then current prime interest rate per annum of The Chase Manhattan Bank, N.A., New York, New York, plus two percent (2%) per annum, or the maximum rate permitted by law, whichever is less, from the date due until the date upon which payment is made.

   6.04. Estimated Billing Factors. In order that bills may be rendered promptly after the end of the each month, it may be necessary, from time to time, to estimate certain factors involved in calculating the monthly billing. Adjustments for errors in such estimates shall be included in the bill for the month following the time when information becomes available to make such corrections or adjustments in the billing for the preceding month or months.

   6.05. Billing Disputes. If a Party disputes the correctness of a bill, such Party will, nevertheless, pay the undisputed portion of such bill, plus a minimum of one-half (1/2) of the disputed amount, and shall submit to the other Party a written statement detailing the items disputed. If the Parties are unable to agree upon the disputed items, such items shall be submitted to the Operating Committee for further action consistent with the 1992 Agreement.

                            ARTICLE 7
                       OPERATING COMMITTEE

   7.01. Operating Committee Organization and Duties. To coordinate the operation of their respective generation, transmission, and substation facilities in order that the benefits of the 1992 Agreement may be realized by the Parties to the fullest practicable extent, the Parties shall establish a committee of authorized representatives to be known as the Operating Committee. Each of the Parties shall designate in writing delivered to the other Party, the person who is to act as its authorized representative (the "OC Representative") on said committee (and the person or persons who may serve as Alternate whenever the OC Representative is unable to act). The OC Representative and Alternate or Alternates shall each be persons familiar with the generation, transmission, and substation facilitates of the system of the Party he represents, and each shall be fully authorized (i) to cooperate with the other OC Representative (or Alternates) and (ii) as the need arises and subject to the declared intentions of the Parties as herein set forth and to the terms hereof and the terms of any other agreements then in effect between the Parties, to determine and agree from time to time upon the following:

   (i) All matters pertaining to the coordination of maintenance of the generation and transmission facilities of the Parties.

   (ii) All matters pertaining to the control of time, frequency, energy flow, kilovar exchange, power factor, voltage, and other similar matters bearing upon the satisfactory synchronous operation of the systems of the Parties.

   (iii) Such other matters not specifically provided for herein upon which cooperation, coordination and agreement as to quantity, time, method, terms and conditions are necessary, in order that the operation of the respective systems of the Parties may be coordinated to the end that the potential benefits anticipated by the Parties will be realized to the fullest extent practicable.

   7.02. Operating Committee Access. For the purpose of inspection and reading of meters, checking of records, and all other pertinent matters, the OC Representative and their Alternates shall have the right of entry at any reasonable time to all property of the Parties used in connection with the performance of the 1992 Agreement.

   7.03. Unanimous Action. All actions taken by said Operating Committee must be by unanimous vote or consent of all OC Representatives (including Alternates acting during OC Representatives' absence).

   7.04. Expenses. The expenses for establishing and maintaining the Operating Committee shall be the responsibility of each individual Party as regards to its respective personnel. Any expenses jointly incurred by said Operating Committee in carrying out its duties, other than for the Parties personnel, shall be shared equally by the Parties.

   7.05. Authority to Amend or Supplement. The Operating Committee may recommend changes to the 1992 Agreement, but said Operating Committee shall not have authority to amend or supplement the 1992 Agreement.

                            ARTICLE 8
              CONTINUITY AND SUSPENSION OF SERVICE
                  RELATIVE RESPONSIBILITIES AND
                        LIABILITY LIMITS

   8.01. Continuity and Suspension of Service. Each Party shall exercise reasonable care and foresight to maintain continuity of service as provided in the 1992 Agreement. In no event shall one Party be liable to the other Party or its customers for loss or damage arising from failure to provide or for the interruption or suspension of any service provided for herein. Each Party reserves the right to suspend service without liability at such times and for such periods and in such manner as it deems advisable, including, without limitation, suspensions for the purpose of making necessary adjustments to, changes in, or repairs on, its facilities and to suspend service in cases where, in its sole opinion, the continuance of service to the other Party would endanger persons or property. Both Parties shall use their best efforts to provide each other with reasonable notice in the event of suspension of service.

   8.02. Relative Responsibilities. Each Party assumes all responsibility for receipt and delivery of electricity on its system to and from the Points of Interconnection specified in Section 1.01 hereof or agreed upon pursuant to Section 1.02 hereof. Neither Party assumes any responsibility with respect to the construction, installation, maintenance or operation of the system of the other Party or of the systems of third parties, in whole or in part. In no event shall one Party be liable to the other Party for damage or injury to any person or property, whatsoever, arising, accruing or resulting from, in any manner, the receiving, transmission, control, use, application or distribution of said electric power and energy. Each Party shall use reasonable diligence to maintain its facilities in proper and serviceable condition, and shall take reasonable steps and precautions for maintaining the services agreed to be provided and received under the 1992 Agreement. Each Party shall be responsible for its own compliance with all applicable environmental regulations and shall bear all costs arising from its failure to comply with such environmental regulations.

   8.03. Limitation of Liability. In no event shall one Party be liable to the other Party for any indirect, special, incidental or consequential damages with respect to any claim arising out of the 1992 Agreement.

                            ARTICLE 9
                        TERM OF AGREEMENT

   9.01. The term of the 1992 Agreement and of the annexed Service Schedules shall begin as of May 1, 1992 and (except for Service Schedule D) shall continue through April 30, 2022 (the "Initial Term"); thereafter, the Agreement and Service Schedules (except Service Schedule D) shall continue for successive terms of three (3) years each unless and until terminated by either Party by giving notice to the other Party of its intention to terminate the 1992 Agreement at least two (2) years prior to the end of the Initial Term or any successive term; provided, that the 1992 Agreement shall not be deemed to have terminated until all prior commitments for sales or purchases of power and energy hereunder shall have been fulfilled and all payments shall have been made. The term of Service Schedule D shall be as provided therein. Any notice of termination hereunder shall be given to the President or Chief Operations Officer of a Party with a copy to the OC Representative of such Party.

                           ARTICLE 10
                             WAIVERS

   10.01. Any waiver at any time by either party of their rights with respect to a default under the 1992 Agreement, or with respect to any other matter arising in connection with the 1992 Agreement shall not be deemed a waiver with respect to any subsequent default or matter. Any delay, short of the statutory period of limitation, in asserting or enforcing any right under the 1992 Agreement shall not be deemed a waiver of such right.

                           ARTICLE 11
                              TAXES

   11.01. If at any time during the term hereof there should be levied or assessed against either Party any direct tax by any taxing authority on the capacity or energy (or both) generated, purchased, sold, transmitted, interchanged or exchanged by it, which tax is in addition to or different from the forms of such direct tax as are being levied or assessed as of the date hereof and such direct tax results in increasing the cost of either or both the Parties in carrying out the provisions of the 1992 Agreement, then such increase shall be reflected in the charges for capacity or energy (or both) furnished by one Party to the other hereunder as is necessary in order to make adequate and equitable allowances for such tax.

                           ARTICLE 12
                             NOTICES

   12.01.    Notices Relating to Provisions of the 1992 Agreement.
Except as herein otherwise provided, any notice which may be given to or made upon either Party by the other Party, under any of the provisions of the 1992 Agreement, shall be in writing unless it is otherwise specifically provided herein, and shall be treated as duly delivered when the same is either (a) personally delivered to the President or Chief Operations Officer of the other Party or (b) deposited in the United States mail, postage prepaid and properly addressed to the President or Chief Operations Officer of the other Party; provided, however, that either Party may alter its recipient for notice hereunder by written notice to the other Party in accordance with the provisions of this Section 12.01.

   12.02. Notices of An Operating Nature. Any notice, request or demand pertaining to matters of an operating nature may be served in person or by United States mail, messenger, telephone, or telegraph, facsimile transmission or orally, as circumstances dictate, from the OC Representative of one Party to the OC Representative of the other Party; provided, that should the same not be written, confirmation thereof shall be made in writing as soon as practicable thereafter, upon request of the Party being served.

                           ARTICLE 13
                     REGULATORY AUTHORITIES

   13.01. Regulatory Authority. The 1992 Agreement is made subject to the authority of the Federal Energy Regulatory Commission or any other governmental regulatory agency having jurisdiction in the premises and, if any of the terms and conditions hereof are altered or made impossible of performance by order, rule, or regulation of any such regulatory agency, and the Parties hereto are unable to agree upon a modification of such terms and conditions that will satisfy such order, rule, or regulation, then neither Party shall be liable to the other for failure thereafter to comply with such terms and conditions; provided, that if either Party deems that the failure of such performance results in a substantial breach of the 1992 Agreement, then the 1992 Agreement may be terminated forthwith upon thirty
(30) days  advance written notice.

   13.02. Amendments. The 1992 Agreement and the annexed Service Schedules may be amended by mutual agreement of the Parties, which amendment shall be in writing and shall become effective in accordance with Section
13.01 hereof. The rates and charges set forth in the annexed Service Schedules are subject to amendment and change, and each party reserves the right from time to time to seek unilaterally, from any regulatory agency having jurisdiction, amendments or changes in its rates and charges set forth therein in accordance with the applicable law. Nothing contained in the 1992 Agreement, any annexed Service Schedule or any supplements thereto shall be construed as affecting in any way the right of either Party unilaterally to make application to the Federal Energy Regulatory Commission (or any successor regulatory agency having jurisdiction) for a change in rates under Section 205 of the Federal Power Act and pursuant to the Commission s Rules and Regulation promulgated thereunder (or under comparable statutes and regulations of a successor regulatory agency having jurisdiction).

                           ARTICLE 14
                          MISCELLANEOUS

   14.01. No Partnerships; Tax Matters. Notwithstanding any provision of the 1992 Agreement to the contrary, the Parties do not intend to create hereby any joint venture, partnership, association taxable as a corporation, or other entity for the conduct of any business for profit, and any construction of the 1992 Agreement to the contrary which has an adverse tax effect on either Party shall render the 1992 Agreement null and void from its inception.

   14.02. Computation of Time. In computing any period of time prescribed or allowed by the 1992 Agreement, the day of the act, event, or default from which the designated period of time begins to run shall be excluded but the last day of such period shall be included, unless it is a Saturday, Sunday, or legal holiday, in which event the period shall run until the end of the next business day which is not a Saturday, Sunday, or legal holiday.

   14.03. Section Headings Not to Affect Meaning. The descriptive headings of the Articles, Sections, Subsections and paragraphs of the 1992 Agreement have been inserted for convenience only and shall not modify or restrict any of the terms and provisions thereof.

                           ARTICLE 15
                           ASSIGNMENT

   15.01. The 1992 Agreement shall inure to the benefit of, and be binding upon, the respective successors and assigns of the Parties, but the assignment thereof by a Party shall not relieve such Party, without the written consent of the other Party, of any obligation to supply, or to take and pay for, as the case may be, the services hereunder.

                           ARTICLE 16
                ENTIRE AGREEMENT CONTAINED HEREIN

   16.01. The 1992 Agreement contains the entire agreement between the Parties in respect of the subject matter hereof, and there are no other understanding or agreements between the Parties in respect thereof; provided, however, that nothing contained in the 1992 Agreement shall be deemed to affect in any manner whatsoever any rights or claims either Party may have against the other Party pursuant to any other agreement in effect before the effective date of the 1992 Agreement with respect to any matter, including any right or claim to payments after the effective date of the 1992 Agreement pursuant to other preexisting agreements.

                           ARTICLE 17
                    1962 AGREEMENT SUPERSEDED

   17.01. The 1992 Agreement constitutes an amendment to and complete restatement of the 1962 Agreement and, as such, supersedes the 1962 Agreement from and after the date the 1992 Agreement becomes effective.

                           ARTICLE 18
                AGENCY OF CINERGY SERVICES, INC.

   18.01. CINergy Services joins in the execution of this Agreement for the sole purpose of serving and acting as agent for PSI.

IN WITNESS WHEREOF the Parties have caused the 1992 Agreement to be executed by their respectable duly authorized officers and their respective corporate seal to be hereunder affixed as of the date first above mentioned.

INDIANAPOLIS POWER & LIGHT
(IPL)


By:  /s/ John R. Brehm
   John R. Brehm
   Senior Vice President
   Finance and Information Services

Attest:


By:  /s/ Bryan G. Tabler
   Bryan G. Tabler
   Senior Vice President
   Secretary and General Counsel

CINERGY SERVICES, INC.
(CINergy Services)


By:  /s/ Terry E. Bruck
   Terry E. Bruck
   Group Vice President

PSI ENERGY, INC.
(PSI)


By:  /s/ John M. Mutz
   John M. Mutz
   President

                                                       EXHIBIT I
                                                   (First Revision)

                       SERVICE SCHEDULE A

                        EMERGENCY SERVICE


SECTION 1 - DURATION

1.1 This Service Schedule A, being a part of and under the Interconnection Agreement (referred to herein as the "1992 Agreement"), dated as of May 1, 1992, among Indianapolis Power & Light Company (hereinafter called "IPL") and PSI Energy, Inc., formerly named Public Service Company of Indiana, Inc. (hereinafter called "PSI") and CINergy Services, Inc. (hereinafter called "CINergy Services"), shall become effective as of the effective date of the Third Amendment, dated June 30, 1995, to the 1992 Agreement and shall continue in effect throughout the duration of the 1992 Agreement. IPL, PSI and CINergy Services are sometimes hereinafter referred to individually as "Party" or collectively as "Parties" where appropriate.


SECTION 2 - SERVICES TO BE RENDERED

2.1 Conditional Service. Subject to the provisions of Subsection 2.2 of this Section 2, in the event of a breakdown or other emergency in or on the system of any Party involving either sources of power or transmission facilities, or both, impairing or jeopardizing the ability of the Party suffering the emergency to meet the loads of its system, another Party shall deliver to such Party electric energy that it is requested to deliver; provided, however, that a Party shall not be obligated to deliver such energy which, in its sole judgment, it cannot deliver without interposing a hazard to or economic burden upon its operations or without impairing or jeopardizing the other load requirements of its system and provided further, that a Party shall be obligated to deliver electric energy to another Party for a period in excess of forty-eight (48) consecutive hours during any single emergency.

2.2 Non-performance. The Parties recognize that the delivery of electric energy as provided in Subsection 2.1 of this Section 2 is subject to two conditions which may preclude the delivery of such energy as so provided:
(a) the Party requested to deliver electric energy may be suffering an emergency in or on its own system as described in said Subsection 2.1, or
(b) the system of a Party may be delivering electric energy, under a mutual emergency interchange agreement, to the system of another interconnected company which is suffering any emergency in or on its system. Under conditions as cited under (a) above, a Party shall not be considered to be in default hereunder if it is unable to comply with the provisions of said Subsection 2.1. Under conditions as cited under (b) above, a Party shall not be considered to be in default hereunder if it is unable to comply with the provisions of said Subsection 2.1; provided, however, that such Party shall make every effort consistent with the terms of its contract with said other interconnected company to make the electric energy as provided in Subsection 2.1 available to another Party hereto as soon as possible.

2.3 Reserve Generating Capacity Review. If at any time the record over a reasonable prior period shows clearly that one of the Parties has failed to deliver energy in accordance with and subject to the provisions of Subsection 2.1 and Subsection 2.2 of this Section 2, a Party, by written notice given to another Party, may call for a joint study by the Parties of the reserve generating capacity in and provided for their respective systems and of their respective system transmission facilities affecting the supply and delivery of power and energy under the 1992 Agreement. It shall be the purpose of such study to determine the adequacy or inadequacy of reserve generating capacity and transmission facilities being provided to meet the requirements of the Parties respective systems, reflecting obligations under the 1992 Agreement, and, if inadequate, the extent of the burden that a Party may be placing upon another Party. If it should be found that a Party is placing an unreasonable burden upon another Party, the Party causing such burden shall take such measures as are necessary to remove the burden from another Party, or the Parties shall enter into such arrangements as shall provide for equitable compensation to the Party being burdened.


SECTION 3 - COMPENSATION

3.1  When IPL is the Supplying Party:

   3.11 Emergency Energy delivered that is generated by IPL shall be settled for, at the option of IPL, either by the return of equivalent energy at a mutually acceptable time upon request of IPL or by payment of the greater of (a) 110% of the Out-Of-Pocket Cost (such cost being as of the delivery point or points, as referred to in Section 4.01 of the 1992 Agreement, taking into account electrical losses incurred from the source or sources of such energy to the delivery point or points) of supplying such energy, or (b) $0.10 per kilowatt-hour.

   3.12 Emergency Energy delivered that is purchased by IPL from a third party shall be settled for by payment of an energy charge of 100% of the Out-Of-Pocket Cost paid therefor by IPL, plus an amount to be agreed upon by the Parties at the time of the transactions of up to 4.6 mills per kilowatt-hour (consisting of up to 3.6 mills per kilowatt-hour for bulk transmission charge plus 1 mill per kilowatt-hour for difficult to quantify energy-related costs), plus any transmission losses resulting on IPL's system on account of the transaction, and plus any taxes incurred by IPL on account of the transaction.

3.2  When PSI is the Supplying Party:

   3.21 Emergency Energy delivered that is generated by PSI shall be settled for by payment of the greater of (a) 110% of the Out-Of-Pocket Cost (such cost being as of the interconnection point or points, as referred to in Section 4.01 or the 1992 Agreement, taking into account electrical losses incurred from the source or sources of such energy to the interconnection point or points) of supplying such energy. Non-firm transmission service per the provisions of the CINergy Services, Inc., FERC Electric Tariff, Original Volume No. 3, Non-Firm Point-to-Point Transmission Service Standard Tariff - NFT (or any successor transmission tariff of similar service) must be obtained, or (b) $100 per megawatt-hour.

   3.22 Emergency Energy delivered that is purchased by PSI from a third party shall be settled for by payment of the greater of (a) of an energy charge of 100% of the Out-Of-Pocket Cost paid therefor by PSI plus $1.00 per megawatt-hour (for difficult to quantify energy-related costs), plus any transmission losses resulting on the system of the CINergy Operating Companies on account of the transaction. Non-firm transmission service per the provisions of the CINergy Services, Inc., FERC Electric Tariff, Original Volume No. 3, Non-Firm Point-to-Point Transmission Service Standard Tariff - NFT (or any successor transmission tariff of similar service) must be obtained, and plus any regulatory commission charges and taxes incurred by PSI on account of the transaction, or (b) $100 per megawatt-hour.

3.3 If the option of returning electric energy under Subsection 3.11 is exercised, then it shall be returned at times when the load conditions of the Party receiving it are equivalent to the load conditions of such Party at the time the energy for which it is returned was delivered or, if such Party elects to have equivalent energy returned under different conditions, it shall be returned in such amounts, to be agreed upon by the Operating Committee under the Agreement, as will compensate the Party for the difference in conditions.

                                                       EXHIBIT II
                                                        (First Revision)

                       SERVICE SCHEDULE B

                       INTERCHANGE ENERGY


SECTION 1 - DURATION

1.1 This Service Schedule B, being a part of and under the Interconnection Agreement (referred to herein as the "1992 Agreement"), dated as of May 1, 1992, among Indianapolis Power & Light Company (hereinafter called "IPL") and PSI Energy, Inc., formerly named Public Service Company of Indiana, Inc. (hereinafter called "PSI") and CINergy Services, Inc. (hereinafter called "CINergy Services"), shall become effective as of the effective date of the Third Amendment, dated June 30, 1995 to the 1992 Agreement and shall continue in effect throughout the duration of the 1992 Agreement. IPL, PSI and CINergy Services are sometimes hereinafter referred to individually as "Party" or collectively as "Parties" where appropriate.


SECTION 2 - SERVICES TO BE RENDERED

   Economy Energy

2.1 It is recognized that from time to time that any of the Parties may have electric energy (herein called "Economy Energy") available from surplus capacity either on its own system or from sources outside its own system, or both, and that Economy Energy could be supplied to another Party at a cost that would result in operating savings to such another Party. Such operating savings would result from the displacement of electric energy that otherwise would be supplied from capacity either on such other Party's system or from sources outside its own system, or both. To promote the economy of electric power supply and to achieve efficient utilization of production capacity, any Party, whenever it in its sole judgment determines Economy Energy is available, may, but shall not be obligated to, offer Economy Energy to another Party. Promptly upon receipt of any such offer said Party shall notify the offering Party of the extent to which it desires to use such Economy Energy, and schedules providing the periods and extent of use shall be mutually agreed upon by the Parties. Such energy is non-firm and may be withdrawn by the supplying Party with a ten (10) minute notification. A transaction made by PSI and CINergy Services under this Service Schedule B shall not extend beyond twelve (12) months.

   Non-Displacement Energy

2.2 It is further recognized that from time to time occasions will arise when the effecting of transactions, as provided in Subsection 2.1 of this
Section 2, will be impracticable, but at the same time one of the Parties may have electric energy (herein called "Non-Displacement Energy") which it is willing to make available from surplus capacity either on its own system or from sources outside its own system, or both, that can be utilized advantageously for short intervals by another Party. It shall be the responsibility of the Party desiring the receipt of Non-Displacement Energy to initiate the receipt and delivery of such energy. Any Party desiring such receipt of energy shall inform another Party of the extent to which it desires to use Non-Displacement Energy, and whenever in its sole judgment such another Party determines that it has Non-Displacement Energy available, schedules providing the periods and extent of use shall be mutually agreed upon by the Parties. Any Party shall not be obligated to make any Non-Displacement Energy available to another Party.

2.3 PSI may reduce or discontinue the supply of Hourly Non-Displacement Energy at any time. To the extent possible, however, PSI shall advise IPL of its intention to reduce materially or discontinue the supply of Hourly Non-Displacement Energy.

2.4 PSI shall supply Daily and Weekly Non-Displacement Energy for three (3) hours after they have notified IPL of its intention to discontinue such supply of energy; however, PSI shall be under no obligation to continue the supply of said energy for more than three (3) hours after said notification.

2.5 A transaction made by PSI under Subsection 2.2 above shall not extend beyond twelve (12) months.


SECTION 3 - COMPENSATION

   Economy Energy

3.1 The charge for Economy Energy purchased by a Party from another Party shall be based on the principle that the Party purchasing it shall pay the Out-Of-Pocket Cost (including all operating, maintenance, tax, regulatory commission charges, transmission losses and other expenses incurred that would not have been incurred if the energy had not been supplied) being at the interconnection points (as defined in Article 4 of the 1992 Agreement), of the Party supplying such energy and that the resulting savings to the receiving Party shall be equally shared by the supplying and receiving Parties. Prior to any transaction involving the delivery and receipt of Economy Energy, authorized representatives of the Parties shall determine and agree upon the compensation applicable to such transaction.
Compensation so agreed upon shall not be subject to later review or adjustment. PSI shall dedicate an amount at the time of the transactions for non-firm transmission service per the provisions of the CINergy Services, Inc., FERC Electric Tariff, Original Volume No. 3, Non-Firm Point-to-Point Transmission Service Standard Tariff - NFT (or any successor transmission tariff of similar service) from its portion of the resulting savings.

3.2 When Economy Energy is obtained from or delivered to other systems interconnected with the Parties, but not signatories to the 1992 Agreement, payments shall be based on the Out-Of-Pocket Cost of the supplying Party or system providing the energy and an allocation of the gross savings which are defined as the difference between (1) what such Out-Of-Pocket Costs of the receiving Party or system would have been to generate such energy, and (2) such Out-Of-Pocket Costs of the supplying Party or system providing the energy. Such allocation shall be made as provided in Subsections 3.21 and
3.22 hereinbelow:

   3.21 The transmitting Party shall be paid (a) its costs of purchasing the energy supplied, plus (b) its costs of additional transmission losses plus (c) the following:

        (1)  When IPL is such transmitting Party: Fifteen percent
             (15%) of the gross savings remaining after deducting all such payments for transmission losses.

        (2) When PSI is the transmitting Party, they shall receive the greater of (a) 15% (such charge pertains to the reservation of transmission) of the gross savings remaining after deducting all such payments for transmission losses or (b) the sum of a demand charge rate per megawatt reserved per hour at the time such Economy Energy is reserved for non-firm transmission service per the provisions of the CINergy Services, Inc., FERC Electric Tariff, Original Volume No. 3, Non-Firm Point-to-Point Transmission Service Standard Tariff - NFT (or any successor transmission tariff of similar service), plus $1.00 per megawatt-hour (for difficult to quantify energy-related costs), plus any transmission losses resulting on the system of the CINergy Operating Companies on account of the transaction and plus any regulatory commission charges and taxes incurred by PSI on account of the transaction.

   3.22 The supplying Party or system shall be paid its Out-Of-Pocket Cost of providing the energy, plus one-half of the gross savings remaining after deducting all (b) and (c) payments made under Subsection 3.21. The receiving Party or system shall be entitled to the other one-half of the gross savings remaining after deducting all (b) and (c) payments made under Subsection 3.21.

   Non-Displacement Energy

3.3 Non-Displacement Energy delivered hereunder shall be settled for either by the return of equivalent energy (only in the case where IPL is the supplying Party) or, at the option of the Party that supplied such energy, by payment of an energy charge of up to 110% of the Out-Of-Pocket Cost (such cost being as of the delivery point or points, as provided in Section 4.01 of Article 4 of the 1992 Agreement, taking into account electrical losses incurred from the source or sources of such energy to said delivery point or points) to the supplying Party generating such energy plus (the applicable demand charge rates per this Subsection are limited by Subsections 3.7 and 3.8):

   3.31 When IPL is the supplying Party:

        3.31.1  IPL, at its option, may impose a demand charge of up to
        48.6 mills per kilowatt reserved per hour, but the total demand charge in any one day shall be no more than the product of $0.778 times the highest amount in kilowatts reserved in any hour during the day. Or,

        3.31.2 IPL, at its option, may choose to supply such energy without imposing a demand charge in which case no additional payment is included. However, if this option is chosen, the cost of such energy will be calculated as 110% of the actual Out-Of-Pocket Cost (such cost being as of the delivery point or points, as provided in Section 4.01 of Article 4 of the 1992 Agreement, taking into account electrical losses incurred from the source or sources of such energy to said delivery point or points) to the supplying Party generating such energy.

   3.32  When PSI is the supplying Party by payment of the following:

   (1) For energy generated, the agreed upon demand charge rate of up to $50 per megawatt-hour (such charge pertains to the production component only), the total demand charge in any one day shall be no more than the product of $797 and the greatest amount of megawatts reserved in any hour during said day and the total charge in any one week shall be no more than the product of $4,781 and the greatest number of megawatts reserved in any hour during said week. Non-firm transmission service per the provisions of the CINergy Services, Inc., FERC Electric Tariff, Original Volume No. 3, Non-Firm Point-to-Point Transmission Service Standard Tariff - NFT (or any successor transmission tariff of similar service) must be obtained;

   (2) For daily energy which is purchased by PSI from a third party for economic reasons to meet system needs but in subsequent system resources accounting calculations is determined to have been used to supply a Daily Non-Displacement Energy transaction and for which PSI stands by to supply from its own resources:
        (a) the amount paid by PSI to the third party for such energy, plus (b) the cost of transmission losses, regulatory commission charges and taxes incurred which would not otherwise have been incurred, plus (c) $1.00 per megawatt-hour for difficult-to-quantify energy related costs, and, plus (d) up to $50 per megawatt-hour (such charge pertains to the production component only), the total charge in any one day shall be no more than the product of $797 and the greatest number of megawatts reserved in any hour during said day and the total charge in any one week shall be no more than the product of $4,781 and the greatest number of megawatts reserved in any hour during said week. Non-firm transmission service per the provisions of the CINergy Services, Inc., FERC Electric Tariff, Original Volume No. 3, Non-Firm Point-to-Point Transmission Service Standard Tariff - NFT (or any successor transmission tariff of similar service) must be obtained.

   3.33 If equivalent energy is returned to IPL, it shall be returned at times when the load conditions of the Party receiving it are equivalent to the load conditions of such Party at the time the energy for which it is returned was delivered or, if such Party elects to have equivalent energy returned under different conditions, it shall be returned in such amounts, to be agreed upon by the Operating Committee, as will compensate for the difference in conditions.

3.4 Non-Displacement Energy delivered under Subsection 2.2 above that is purchased by the supplying Party from another interconnected system which is not a signatory to the 1992 Agreement ("Third Party") at the request of the receiving Party shall be settled for as follows:

3.41 When IPL is the supplying Party, by a payment of 100 percent of the amount paid to such Third Party, plus a demand charge in an amount to be agreed upon by the Parties at the time of the reservation of up to
        3.6 mills per kilowatt reserved per hour, but the total demand charge in any one day shall be no more than the product of $0.058 times the highest amount in kilowatts reserved in any hour during the day, plus 1 mill per kilowatt-hour (for difficult to quantify energy-related costs), plus the cost of any quantifiable transmission losses, taxes, and other expenses incurred that would not have been incurred if such transaction had not been made.

3.42 When PSI is the supplying Party: by (a) non-firm transmission service per the provisions of the CINergy Services, Inc., FERC Electric Tariff, Original Volume No. 3, Non-Firm Point-to-Point Transmission Service Standard Tariff - NFT (or any successor transmission tariff of similar service) must be obtained and (b) an energy charge of 100% of the Out-of-Pocket Cost paid therefor by PSI, plus $1.00 per megawatt-hour (for difficult to quantify energy-related costs), plus any transmission losses resulting on the system of the CINergy Operating Companies on account of the transaction, and plus any regulatory commission charges and taxes incurred by PSI on account of the transaction.

3.5 Notwithstanding the rates stated in Subsection 3.3 above, when IPL is the supplying Party, if the "demand charge" option of Section 3.31.1 is chosen, the sum of the demand and energy charges for each specific reservation made pursuant to Section 2.2 of this Service Schedule B which includes a demand charge shall not:

   (1)  exceed the total of:

        (i) The product of the number of kilowatts reserved for such reservation times the maximum hourly demand charge specified above in Subsection 3.3; and

        (ii) The product of the number of kilowatt-hours supplied for such reservation times 110% of the average cost per kilowatt-hour of energy generated by IPL's Petersburg Unit No. 4 for the last preceding month during which it was run; or

   (2) be less than 100% of the total Out-Of-Pocket Cost of supplying the Non-Displacement Energy for such reservation.

3.6 Notwithstanding the rates stated in Subsection 3.3 above, when PSI and CINergy Services are the supplying Party, the sum of the demand and energy charges for each specific reservation made pursuant to Section 2.2 of this Service Schedule B shall not:

   (1)  exceed the total of:

         (i) The product of the number of megawatts reserved for such reservation times the maximum hourly demand charge specified above in Subsection 3.3; and plus

        (ii) The product of the number of megawatt-hours supplied for such reservation times 110% of the average cost per megawatt-hour of energy generated by the CINergy
             Operating Companies Zimmer Unit No. 1 and Gibson Unit No. 5 for the preceding month; nor

   (2) be less than 100% of the total Out-Of-Pocket Cost of supplying the Non-Displacement Energy for such reservation.

3.7 The aggregate instant total capacity of all IPL sales under this and other Service Schedules which are a part of this and other IPL Agreements, for which the rates charged have been supported on the basis that total revenues will not exceed the costs of Petersburg Unit No. 4, is limited to 515 MW.

3.8 The total power of all sales by the CINergy Operating Companies and CINergy Services under this and other agreements of the CINergy Operating Companies and CINergy Services, for which the agreed upon demand charge is determined based on Zimmer Unit No. 1 and Gibson Unit No. 5, is limited to 925 MWs (CINergy Operating Companies Zimmer Unit No. 1 Net Demonstrated Capability of 612 MWs and Gibson Unit No. 5 Net Demonstrated Capability of 313 MWs) on an hourly basis. For sales in excess of the capacity limitation of 925 MWs noted above, the rate shall consist of an energy charge of up to 110% of Out-of-Pocket Cost and a demand charge of up to $ 13 per megawatt per hour (such charge pertains to the production component only), the total charge in any one day shall be no more than the product of $209 and the greatest number of megawatts reserved in any hour during said day and the total charge in any one week shall be no more than the product of $1,252 and the greatest number of megawatts reserved in any hour during said week. Non-firm transmission service per the provisions of the CINergy Services, Inc., FERC Electric Tariff, Original Volume No. 3, Non-Firm Point-to-Point Transmission Service Standard Tariff - NFT (or any successor transmission tariff of similar service) must be obtained; but in no event shall the total revenue (energy charge and demand charge combined) be less than 100% of the Out-of-Pocket Costs for supplying the Non-Displacement Energy for such reservation. Notwithstanding all previous Subsections, when power is sold under both this Subsection and Subsection 3.3 in any month, the total demand charge will be the applicable weighted average demand charges in this Subsection and Subsection 3.3. Such weighting will be developed by adding the number of hours that power was provided under this Subsection times the applicable demand charge under this Subsection and the number of hours that power was provided under Subsection 3.3 times the applicable demand charge in Subsection 3.3, with the sum being divided by the applicable number of hours of the transaction (month, week, day or hours).

                                                       EXHIBIT III
                                                        (First Revision)


                       SERVICE SCHEDULE C

                   SHORT TERM POWER AND ENERGY


SECTION 1 - DURATION

1.1 This Service Schedule C, being a part of and under the Interconnection Agreement (referred to herein as the "1992 Agreement"), dated as of May 1, 1992, among Indianapolis Power & Light Company (hereinafter called "IPL") and PSI Energy, Inc., formerly named Public Service Company of Indiana, Inc. (hereinafter called "PSI") and CINergy Services, Inc. (hereinafter called "CINergy Services"), shall become effective as of the effective date of the Third Amendment, dated June 30, 1995, to the 1992 Agreement and shall continue in effect throughout the duration of the 1992 Agreement. IPL, PSI and CINergy Services are sometimes hereinafter referred to individually as "Party" or collectively as "Parties" where appropriate.


SECTION 2 - SERVICES TO BE RENDERED

2.1 Any Party, by giving the other Parties notice, may reserve from the other Parties (a) electric power ("Weekly Short Term Power") for periods of one or more weeks or (b) electric power ("Daily Short Term Power") for periods of one or more days whenever the Party requested to reserve the same is willing to make such power available. Under ordinary circumstances such reservation shall extend for not less than a calendar week if it begins with Sunday or for the balance of the calendar week if it begins with any day subsequent to Sunday; however, under unusual circumstances, the Parties may mutually agree upon a reservation of Daily or Weekly Short Term Power for a lesser number of days. In all cases the Party asked to supply Daily or Weekly Short Term Power shall be the sole judge as to the amounts and periods that it has electric power available that may be reserved by another Party as Short Term Power. A transaction made by any Party under this Service Schedule C shall not extend beyond twelve (12) months.

   2.11 Prior to each reservation of Weekly or Daily Short Term Power, the number of megawatts to be reserved, the period of the reservation, the terms of such reservation, and the source of such power if the supplying Party is in turn reserving such power from another interconnected system which is not a signatory to the 1992 Agreement ("Third Party"), shall be determined by the Parties. Such reservation shall be confirmed in writing at the request of any Party. If during such period the conditions arise that could not have been reasonably foreseen at the time of the reservation and cause the reservation to be burdensome to the supplying Party, such Party may by oral notice to the reserving Party, such oral notice to be later confirmed in writing if requested by any Party, reduce the number of megawatts reserved by such amount and for such time as it shall specify in such notice, but kilowatts reserved hereunder that the supplying Party is in turn reserving from a Third Party may be reduced only to the extent they are reduced by such Third Party.

   2.12 During each period that Weekly or Daily Short Term Power has been reserved, the Party that has agreed to supply such power shall upon call by the reserving Party deliver associated electric energy ("Weekly or Daily Short Term Energy") to the reserving Party as of the interconnection point or points, as provided in Section 4.01 of
   Article 4 of the 1992 Agreement at a rate during each hour of up to and including the number of megawatts reserved.


SECTION 3 - COMPENSATION

3.1     Weekly Short-Term Power and Energy

   3.1.1 Except as otherwise provided in Subsection 3.1.3 below, when IPL is the supplying Party, PSI shall pay all of the following which are applicable (the applicable demand charge rate per this Subsection is limited by Subsection 3.5):

        (a) for any week that Weekly Short-Term Power and Energy is reserved, a demand charge rate to be agreed upon by the Parties at the time such Weekly Short-Term Power and Energy is reserved, at a rate of up to $3.89 per kilowatt reserved, except, for each day (other than Sunday) during any part of which the amount of such Weekly Short-Term Power and Energy is reduced by IPL, the total demand charge shall be reduced by one-sixth (1/6) of said agreed upon demand charge rate for each megawatt of the reduction;

        (b) for Weekly Short-Term Energy delivered that is generated by IPL, an energy charge to be agreed upon by the Parties at the time of the transaction of up to 110% of the Out-Of-Pocket Cost (such cost being as of the interconnection point or points, as defined in Article 4 of the 1992 Agreement, taking into account electrical losses incurred from the source or sources of such energy to the interconnection point or points) of supplying such energy;

        (c) for Weekly Short-Term Energy delivered that is purchased by IPL from a Third Party, an energy charge of 100% of the Out-Of-Pocket Cost paid therefor by IPL, plus one (1) mill per kilowatt-hour of such purchased energy (for difficult to quantify energy-related costs), plus any transmission losses resulting on IPL s system on account of the transaction, and plus any taxes incurred by IPL on account of the transaction.

   3.1.2 Except as otherwise provided in Subsection 3.1.3 below, when PSI is the supplying Party, IPL shall pay all of the following which are applicable (the applicable demand charge rate per this Subsection is limited by Subsection 3.6):

        (a) for any week that Weekly Short-Term Power and Energy is reserved, a demand charge rate to be agreed upon by the Parties at the time such Weekly Short-Term Power and Energy is reserved. Said demand charge rate shall be at a rate of up to $4,781 per megawatt reserved (such charge pertains to the production component only), except for each day (other than Sunday) during any part of which the amount of such Weekly Short-Term Power and Energy is reduced by PSI, the total demand charge shall be reduced by one-sixth (1/6) of said agreed upon demand charge rate (rounded to the nearest $0.10 per megawatt) for each megawatt of the reduction. Non-firm transmission service per the provisions of the CINergy Services, Inc., FERC Electric Tariff, Original Volume No. 3, Non-Firm Point-to-Point Transmission Service Standard Tariff - NFT (or any successor transmission tariff of similar service) must be obtained;

        (b) for Weekly Short-Term Energy delivered that is generated by PSI, an energy charge to be agreed upon by the Parties at the time of the transaction of up to 110% of the Out-Of-Pocket Cost (such cost being as of the interconnection point or points, as defined in Article 4 of the 1992 Agreement, taking into account electrical losses incurred from the source or sources of such energy to the interconnection point or points) of supplying such energy;

        (c) for Weekly Short-Term Energy delivered that is purchased by PSI from a Third Party, an energy charge of 100% of the Out-Of-Pocket Cost paid therefor by PSI, plus $1.00 per megawatt-hour of such purchased energy (for difficult to quantify energy-related costs), plus any transmission losses resulting on the system of the CINergy Operating Companies on account of the transaction, and plus any regulatory commission charges and taxes incurred by PSI on account of the transaction.

   3.1.3 When Weekly Short-Term Power and Energy is purchased by the supplying Party from a Third Party specifically for the reserving Party, the reserving Party shall pay the supplying Party all of the following which are applicable:

   (a) the demand charge paid therefor by the supplying Party tothe Third Party for such electric power and energy;

   (b)  when IPL is the supplying Party:

        (1) for any week such Weekly Short-Term Power and Energy is reserved, a demand charge rate per kilowatt to be agreed upon by the Parties at the time such Weekly Short-Term Power and Energy is reserved, at a rate of up to $0.29 per kilowatt reserved (such charge pertains to the reservation of transmission). In the event the amount of such Weekly Short-Term Power and Energy is reduced by IPL, said demand charge shall be reduced by the sum of
             (i) one-sixth (1/6) of the said agreed upon weekly rate per kilowatt of the reduction for each day (other than Sunday) during which such reduction is in effect, and
             (ii) the reduction, if any, in the demand charge paid by IPL to the Third Party;

   (c)  when PSI is the supplying Party:

        (1) Non-firm transmission service per the provisions of the CINergy Services, Inc., FERC Electric Tariff, Original Volume No. 3, Non-Firm Transmission Service Standard Tariff - NFT (or any successor transmission tariff of similar service) must be obtained. In the event the amount of such Weekly Short-Term Power and Energy is reduced by PSI, said demand charge shall be reduced by the sum of (i) one-sixth (1/6) of the said agreed upon weekly rate per megawatt of the reduction for each day (other than Sunday) during which such reduction is in effect, and (ii) the reduction, if any, in the demand charge paid by PSI to the Third Party;

        (2) for each megawatt-hour purchased by PSI from a Third Party to supply Weekly Short-Term Energy delivered during such period, an energy charge of 100% of the Out-Of-Pocket Cost paid therefor by PSI, plus $1.00 per megawatt-hour (for difficult to quantify energy-related costs), plus any transmission losses resulting on the system of the CINergy Operating Companies on account of the transaction, and plus any regulatory commission charges and taxes incurred by PSI on account of the transaction.

3.2     Daily Short-Term Power and Energy

   3.2.1 Except as otherwise provided in Subsection 3.2.3 below, when IPL is the supplying Party, PSI shall pay all of the following which are applicable (the applicable demand charge rate per this Subsection is limited by Subsection 3.5):

   (a) for any day that Daily Short-Term Power and Energy is reserved, a demand charge rate to be agreed upon by the Parties at the time such Daily Short-Term Power and Energy is reserved, at a rate of up to $0.778 per kilowatt reserved, except, for any day during any part of which the amount of such Daily Short-Term Power and Energy is reduced by IPL, the agreed upon demand charge will only be paid for the power still available;

   (b) for Daily Short-Term Energy delivered that is generated by IPL, an energy charge of up to 110% of the Out-of-Pocket Cost (such cost being as of the interconnection point or points, as defined in Article 4 of the 1992 Agreement, taking into account electrical losses incurred from the source or sources of such energy to the interconnection point or points) of supplying such energy;

   (c) for Daily Short-Term Energy delivered that is purchased by IPL from a Third Party, an energy charge of 100% of the Out-of-Pocket Cost paid therefor by IPL, plus one (1) mill per kilowatt-hour of such purchased energy (for difficult to quantify energy-related costs), plus any transmission losses resulting on IPL s system on account of the transaction, and plus any taxes incurred by IPL on account of the transaction.

3.2.2 Except as otherwise provided in Subsection 3.2.3 below, when PSI is the supplying Party, IPL shall pay all of the following which are applicable (the applicable demand charge rates per this Subsection are limited by Subsection 3.6):

   (a) for any day that Daily Short-Term Power and Energy is reserved, a demand charge rate to be agreed upon by the Parties at the time such Daily Short-Term Power and Energy is reserved. Said demand charge rate shall be at a rate of up to $797 per megawatt reserved (such charge pertains to the production component only), the total charge in any week shall be no more than the product of $4,781 and the greatest number of megawatts reserved in any day during said week, except for any day during any part of which the amount of such Daily Short-Term Power and Energy is reduced by PSI, the agreed upon demand charge will only be paid for the power still available. Non-firm transmission service per the provisions of the CINergy Services, Inc., FERC Electric Tariff, Original Volume No. 3, Non-Firm Point-to-Point Transmission Service Standard Tariff - NFT (or any successor transmission tariff of similar service) must be obtained;

   (b) for Daily Short-Term Energy delivered that is generated by PSI, an energy charge of up to 110% of the Out-of-Pocket Cost (such cost being as of the interconnection point or points, as defined in Article 4 of the 1992 Agreement, taking into account electrical losses incurred from the source or sources of such energy to the interconnection point or points) of supplying such energy;

   (c) for Daily Short-Term Energy delivered that is purchased by PSI from a Third Party, an energy charge of 100% of the Out-of-Pocket Cost paid therefor by PSI, plus $1.00 per megawatt-hour of such purchased energy (for difficult to quantify energy-related costs), plus any transmission losses resulting on the system of the CINergy Operating Companies on account of the transaction, and plus any regulatory commission charges and taxes incurred by PSI on account of the transaction.

   3.2.3 When Daily Short-Term Power and Energy is purchased by the supplying Party from a Third Party specifically for the reserving Party, the reserving Party shall pay the supplying Party all of the following which are applicable:

   (a) the demand charge paid therefor by the supplying Party to the Third Party for such electric power and energy;

   (b)  when IPL is the supplying Party:

        (1) for any day such Daily Short-Term Power and Energy is reserved, a demand charge per kilowatt to be agreed upon by the Parties at the time such Daily Short-Term Power and Energy is reserved, at a rate of up to $0.058 per kilowatt reserved (such charge pertains to the reservation of transmission). In the event the amount of such Daily Short-Term Power and Energy is reduced by IPL, said demand charge shall be reduced by the sum of (i) one-sixteenth (1/16) of the said agreed upon daily rate per kilowatt of the reduction for each hour in any day during which such reduction is in effect, such reduction not to exceed the agreed upon demand charge for such day, and (ii) the reduction, if any, in the demand charge paid by IPL to the Third Party;

        (2) for each kilowatt-hour purchased by IPL from a Third Party to supply Daily Short-Term Energy delivered during such period, an energy charge of 100% of the Out-of-Pocket Cost paid therefor by IPL, plus one (1) mill per kilowatt-hour (for difficult to quantify energy-related costs), plus any transmission losses resulting on IPL's system on account of the transaction, and plus any taxes incurred by IPL on account of the transaction;

   (c)  when PSI is the supplying Party:

        (1) Non-firm transmission service per the provisions of the CINergy Services, Inc., FERC Electric Tariff, Original Volume No. 3, Non-Firm Transmission Service Standard Tariff - NFT (or any successor transmission tariff of similar service) must be obtained. In the event the amount of such Daily Short-Term Power and Energy is reduced by PSI, said demand charge shall be reduced by the sum of (i) one-sixteenth (1/16) of the said agreed upon daily rate per megawatt of the reduction for each hour in any day during which any such reduction is in effect, such reduction not to exceed the agreed upon demand charge for such day, and (ii) the reduction, if any in the demand charge paid by PSI to the Third Party;

        (2) for each megawatt-hour purchased by PSI from a Third Party to supply Daily Short-Term Energy delivered during such period, an energy charge of 100% of the Out-of-Pocket Cost paid therefor by PSI, plus $1.00 per megawatt-hour (for difficult to quantify energy-related costs), plus any transmission losses resulting on the system of the CINergy Operating Companies on account of the transaction, and plus any regulatory commission charges and taxes incurred by PSI on account of the transaction.

3.3 Notwithstanding the rates stated in the Subsections 3.1.1, 3.1.3, 3.2.1 and 3.2.3 above, when IPL is the supplying Party, the sum of the demand and energy charges for each specific reservation made pursuant to Section 2 of this Service Schedule C shall not:

   (1)  exceed the total of:

         (i) the product of the number of kilowatts reserved for such reservation times the maximum Weekly or Daily demand charge, whichever is applicable, specified above in Subsections 3.1.1, 3.1.3, 3.2.1 and 3.2.3, as appropriate; and

        (ii) the product of the number of kilowatt-hours supplied for such reservation times 110% of the average cost per kilowatt-hour of energy generated by IPL's Petersburg Unit No. 4 for the last preceding month during which it was run; or

   (2) be less than 110% of the total Out-Of-Pocket Cost of supplying the Short Term Energy for such reservation.

3.4  Notwithstanding the rates stated in Subsections 3.1.2, 3.1.3, 3.2.2 and
3.2.3 above, when PSI and CINergy Services are the supplying Party, the sum of the demand and energy charges for each specific reservation made pursuant to Section 2 of this Service Schedule C shall not:

   (1)  exceed the total of:

        (i) the product of the number of megawatts reserved for such reservation times the maximum Weekly or Daily demand charge, whichever is applicable, specified above in Subsections 3.1.2, 3.1.3, 3.2.2 and 3.2.3, as appropriate, and plus

        (ii) the product of the number of megawatt-hours supplied for such reservation times 110% of the average cost per megawatt-hour of energy generated by the CINergy Operating Companies Zimmer Unit No. 1 and Gibson Unit No. 5 for the preceding month; nor

   (2) be less than 100% of the Out-Of-Pocket Costs of supplying the Short Term Energy for such reservation.

3.5 The aggregate instant total capacity of all IPL sales under this and other Service Schedules which are a part of this and other IPL Agreements, for which the rates charged have been supported on the basis that total revenues will not exceed the costs of Petersburg Unit No. 4, is limited to 515MW.

3.6 The total power of all sales by the CINergy Operating Companies and CINergy Services under this and other agreements of the CINergy Operating Companies and CINergy Services, for which the agreed upon demand charge is determined based on Zimmer Unit No. 1 and Gibson Unit No. 5, is limited to 925 MWs (CINergy Operating Companies Zimmer Unit No. 1 Net Demonstrated Capability of 612 MWs and Gibson Unit No. 5 Net Demonstrated Capability of 313 MWs) on an hourly basis. For sales in excess of the power limitation of 925 MWs noted above, the rate shall consist of an energy charge of up to 110% of Out-of-Pocket Cost and a demand charge of up to $1,252 per megawatt per week or a demand charge of up to $209 per megawatt per day, the total charge in any one week shall be no more than the product of $1,252 and the greatest number of megawatts reserved in any hour during said week (such charge pertains to the production component only). Non-firm transmission service per the provisions of the CINergy Services, Inc., FERC Electric Tariff, Original Volume No. 3, Non-Firm Point-to-Point Transmission Service Standard Tariff - NFT (or any successor transmission tariff of similar service) must be obtained; but in no event shall the total revenue (energy charge and demand charge combined) be less than 100% of the Out-of-Pocket Costs of supplying the Short-Term Energy for such reservation. Notwithstanding all previous Subsections, when power is sold under both this Subsection and Subsection 3.1.2 in any week, the total demand charge will be the weighted average demand charges in this Subsection and Subsection
3.1.2. Such weighting will be developed by adding the number of hours that power was provided under this Subsection times the demand charge under this Subsection and the number of hours that power was provided under Subsection
3.1.2 times the demand charge in Subsection 3.1.2, with such sum being divided by the total number of hours in the week. Also, when power is sold under both this Subsection and Subsection 3.2.2 in any day, the total demand charge will be the weighted average demand charges in this Subsection and Subsection 3.2.2. Such weighting will be developed by adding the number of hours that power was provided under this Subsection times the demand charge under this Subsection and the number of hours that power was provided under Subsection 3.2.2 times the demand charge in Subsection 3.2.2, with such sum being divided by the total number of hours in the day.

                                                       EXHIBIT IV
                                                        (SECOND REVISION)

                       SERVICE SCHEDULE D

     CARMEL SOUTHEAST TAP NETWORK POWER AND ENERGY TRANSFER


SECTION 1 - DURATION

1.1 This Service Schedule, being a part of and under the Interconnection Agreement (referred to herein as the "1992 Agreement") dated as of May 1, 1992 between Indianapolis Power & Light Company (hereinafter called "IPL") and PSI Energy, Inc., formerly named Public Service Company of Indiana, Inc., (hereinafter called "PSI") and CINergy Services, Inc. (hereinafter called "CINergy Services"), shall become effective as of the earlier date of either September 1, 1995 or the effective date of the Third Amendment, dated June 30, 1995, and shall continue in effect through August 31, 1996, unless extended as provided in Section 6 hereof. IPL, PSI and CINergy Services are sometimes hereinafter referred to individually as "Party" or collectively as "Parties" where appropriate.


SECTION 2 - FACILITIES TO BE PROVIDED

2.1 PSI shall provide, install, operate and maintain, at its own expense, during the term of this Service Schedule D as defined in Section 6 hereof, the following facilities:

   (i) At its Carmel Southeast Substation - a 138,000 volt three-phase interrupting device, a 24/40 MVA transformer, 12,470 volt metering equipment, relaying, switching, a supervisory control remote terminal unit, a communication circuit from the supervisory unit to IPL s Load Dispatch Office and appurtenant equipment, all of which shall be subject to the prior approval of IPL. PSI shall be responsible for installing, owning and maintaining all necessary protection equipment required by IPL to protect IPL s facilities associated with Carmel Tap. PSI s remote terminal unit shall provide data acquisition, remote status and control of the load and allow PSI to provide real time dispatch of their generation to their load as well as load control while IPL will be provided real time breaker status and load data.

   (ii) A 138,000 volt transmission line extending from Carmel
        Southeast Substation to Transmission Tower Number 7 (Map
        Section 173A) on IPL's 138,000 volt North-River Road (132-57) transmission line, together with a 138,000 volt tap at such tower, to be known as the Carmel Tap Point.

2.2 IPL shall provide, install, operate and maintain, as direct assignment facilities at the sole benefit and expense of PSI, during the term of the Carmel Tap Point as defined in Section 6 hereof, a 138,000 volt two-way switching point with supervisory controlled 138,000 volt line interrupting disconnect switches and associated facilities such as a switch tower, supervisory terminal unit and communication circuit at the Carmel Tap Point.


SECTION 3 - SERVICES TO BE RENDERED

3.1 The Parties hereto mutually agree that their respective radial distribution systems will not be operated in parallel through the Carmel Tap Point. Electric energy supplied by IPL to PSI at the Carmel Tap Point will be treated as capacity and energy simultaneously transferred into IPL's system by PSI through the other interconnection points of the Parties and will be used only to supply the ultimate consumers of PSI who are or may be served from PSI's Carmel Southeast Substation. Any capacity or energy delivered by IPL to PSI through the Carmel Tap Point shall be simultaneously supplied by PSI to IPL through any of the interconnection points of the Parties. PSI s supplied energy shall include an adder of approximately 3%- 5% to the capacity and energy delivered to the Carmel Tap by IPL to compensate IPL for capacity and energy losses occurring on IPL's system and PSI s tapped transmission line and transformer bank (metered at secondary voltage) due to the transfer of energy to the Carmel Tap Point.

3.2  IPL shall provide PSI with the following services:

   1) Firm, network transmission service including a capacity reservation (34,500 volt, 138,000 volt and above) of up to and including 20 MW s (measured at the other IPL/PSI interconnection points as defined in the 1992 Agreement). Said service and reservation shall be planned for and provided on the same basis as IPL s firm native load customers only during the term of this service schedule as set forth in Section 6 herein of this Agreement.

   2) Non-firm transmission service (34,500 volt, 138,000 volt and above) up to and including 30 MW s (measured at the other IPL/PSI interconnection points in the 1992 Agreement) in addition to the firm transmission listed in Point 1 above. Said non-firm service shall be on an as available, interruptible basis when requested by PSI.

Upon IPL s request, PSI shall immediately curtail and/or interrupt its firm load served by the 20 MW firm network transmission and reservation service on the same basis as IPL s firm native load customers. If PSI's demand exceeds their reservation (herein called "excess loading") PSI shall demonstrate that all such demand exceeding their reservation is 1) immediately interruptible by contract or 2) that such excess loading occurred due to emergency switching lasting less than a total of two (2) weeks within any six-month period. Otherwise such excess loading shall be treated as having automatically increased PSI's reservation, for billing purposes only, until IPL is satisfied PSI has taken actions to permanently eliminate such excess loading. IPL shall coordinate non-emergency maintenance outages with PSI and provide a minimum notification by 12:00 noon of the day before the scheduled outage.

3.3 IPL and PSI shall periodically conduct independent and/or joint studies of their future systems to serve the Indianapolis northeast metropolitan area. PSI shall annually update and provide IPL with their ten year demand projections for the Carmel Tap Point. If such studies indicate problems due to PSI's 20 MW reservation or projected increase in reservation, then IPL and PSI shall jointly or independently, as soon as practicable, develop plans and estimates of cost for the installation of any additional equipment or facilities necessary to effect a long term solution to such problem so that transmission services hereunder may be reliably continued in accordance with IPL standards.

IPL's studies of this service cover the first five years and identified facilities during that period which may need to be upgraded if area demand grows faster than presently projected. If facility upgrades are required, PSI shall pay annual carrying costs on a monthly basis during the time period from the in-service date of the facilities until IPL's area load increases by the amount of PSI s 20 MW reservation plus actual and projected increases in reservation (herein called "period of advancement") after which the remaining costs shall be rolled into IPL s rate analysis. Any time
PSI s reservation, as determined under 3.2 above, requires IPL to install facilities in advance of its need, PSI shall pay annual carrying cost on such facilities during the period of advancement. Increased reservations beyond 20 MWs shall be treated as interruptible until all necessary facilities to reliably accommodate these loads are placed in service. IPL will not increase or upgrade the capacity of its existing or planned transmission facilities in order to provide service under this Agreement if doing so would unduly 1) impair IPL s system reliability or 2) jeopardize the benefits of service or 3) increase the cost of service to IPL's Native Load Customers and other customers to whom IPL has a pre-existing contractual obligation.

In the event PSI does not elect to continue its reservation after the term of this Service Schedule, PSI shall pay 1) the stranded cost of all IPL's facilities directly assignable to providing firm service for PSI's reservation and 2) the remaining annual cost on a monthly basis of all system improvements from the termination date until IPL's area load increase equals the amount of PSI's reservation. In the event IPL can obtain regulatory approvals for facility modifications needed to increases PSI's reservation, then firm service shall not be provided for the amount of the increased service reservation.

3.4 PSI shall provide for ancillary services such as dynamic reactive var/voltage support, all generation reserves, real time generation dispatch, load following and dispatch control services needed to support the operation of the Carmel Tap Point.

3.5 IPL shall file with the FERC an amendment to Service Schedule D for all direct assignment facilities (not covered in Section 2.2) to be provided for PSI by IPL under this Service Schedule and for all costs for advanced system improvements during the "period of advancement" due to the PSI transmission reservation provided under Service Schedule D. FERC s failure to accept the cost assignments for either direct assignment facilities and/or advanced system improvements due to the PSI network load service provided in this Service Schedule D shall result in 1) IPL terminating its obligation to provide and plan for PSI s transmission reservation as covered in Section
3.2 and Section 3.3 above or 2) PSI may elect to reduce the level and/or firmness of PSI s transmission reservation so that additional direct assignment facilities and/or system improvement facility advancements won t be needed or 3) PSI may elect to terminate service provided hereunder provided that upon termination of this Service Schedule D by PSI, PSI shall remain responsible for paying IPL all costs remaining for all direct assignment facilities provided by IPL and all remaining costs for all advanced system improvements attributed to PSI during the period of advancement where said facilities have been filed with and accepted by the FERC including the direct assignment facilities provided initially under
Section 2.2. The stranded cost of the direct assignment facilities provided under Section 2.2 shall be calculated and marked up for tax effects as shown in Attachment 1 and shall be paid by PSI within 30 days of receipt of the bill from IPL.

SECTION 4 - DEVIATIONS IN DELIVERIES AT CARMEL TAP POINT

4.1 The Parties agree that with respect to the Carmel Tap Point, PSI shall simultaneously supply (including adjustments for losses) to IPL from PSI s other interconnection points with IPL the capacity and energy delivered to PSI by IPL. The Parties recognize, however, that despite their best efforts to simultaneously supply and deliver capacity and energy (including adjustments for losses) deviations between actual and scheduled energy transfers may occur. Electric energy resulting from such deviations shall, at the option of IPL, be settled for either by return of equivalent energy or by payment of Out-Of-Pocket Costs. If equivalent energy is returned, it shall be returned at times when the generating costs of IPL are equivalent to the generating costs of IPL at the time of the deviations or, if IPL elects to have equivalent energy returned under different conditions, it shall be returned in such amounts, to be mutually agreed upon, as will compensate IPL for the difference in conditions.

IPL, at its option, may elect to bill for such Out-Of-Pocket Costs, plus ten percent of such cost, for any energy supplied over and above that scheduled by PSI for any hour or hours during the billing period. Such costs shall be determined at the Carmel Tap Point by taking into account electrical losses incurred from the source or sources of such energy to said Tap Point.

4.2 If IPL elects to bill for any energy supplied over and above that scheduled by PSI for any hour or hours during the billing period where the energy was supplied by a Third Party then in accordance with the FERC Order 84 the maximum amount to be billed by IPL to PSI shall be 100% of the Third Party demand and energy charge plus 1 mill/kwhr (the 1 mill/kwhr adder is applicable only to transactions with a duration of less than one year) plus IPL's network transmission rate as accepted by the FERC under this Service Schedule D.


SECTION 5 - COMPENSATION

5.1 FIRM SERVICE - Electric power measured in kilowatts supplied by PSI and delivered at the Carmel Tap Point under the 1992 Agreement by IPL to PSI shall be billed on a monthly basis the annual cost of IPL's transmission system multiplied by the ratio of the sum of PSI s twelve 20 MW reservations divided by IPL s annual system peak demand which equals $283,200 annually as calculated in the cost support Appendix A. The loss factors consisting of a 3-5% adder, as noted in Section 3.1 hereof, shall include PSI's radial transmission line and transformer bank associated with the Carmel Tap Point and IPL s 34,500 volt and above transmission system. The loss factors shall include PSI s radial transmission line and transformer bank associated with the Carmel Tap Point and IPL s transmission system. The loss factors shall be determined by the annual transmission system loss studies performed by IPL and PSI. Also, increases in PSI s reservation shall be billed by using the same methodology.

5.2 NON-FIRM SERVICE - Electric power measured in kilowatts supplied by PSI and delivered at the Carmel Tap Point under the 1992 Agreement by IPL to PSI shall be billed at $1.18 per kilowatt-month plus $0.01 per kilowatt-month for IPL dispatch control. This demand charge for non-firm service applies to usage above PSI s firm service reservation and shall be based upon the difference in maximum hourly demand in kilowatts measured and the amount of PSI's reservation in the calendar month of billing. The loss factors consisting of a 3-5% adder, as noted in Section 3.1 hereof, shall include PSI s radial transmission line and transformer bank associated with the Carmel Tap Point and IPL s 34,500 volt and above transmission system. The loss factors shall be determined by the annual transmission system loss studies performed by IPL and PSI.

5.3 DIRECT ASSIGNMENT FACILITIES - PSI shall pay IPL on a monthly basis IPL's annual charges on the total installed cost of the facilities provided in Section 2.2 above multiplied by IPL's annual carrying charges as calculated in Attachment 1 and revisions will be filed with the FERC.

SECTION 6 - TERM OF AGREEMENT

6.1 This Service Schedule shall terminate August 31, 1996 unless PSI notifies IPL at least six (6) months prior to such termination date that it desires to continue service to the Carmel Tap Point; provided however, that any continued service is subject to such terms and conditions as are mutually agreed to by the Parties.

                         THIRD AMENDMENT


                             to the


                    INTERCONNECTION AGREEMENT


                       ,dated May 1, 1992,



                             between



               INDIANAPOLIS POWER & LIGHT COMPANY


                               and


                        PSI ENERGY, INC.


              _____________________________________

                       Dated June 30, 1995



               INDIANAPOLIS POWER & LIGHT COMPANY
              FEDERAL ENERGY REGULATORY COMMISSION
                    Rate Schedule FERC No. 23



                        PSI ENERGY, INC.
              FEDERAL ENERGY REGULATORY COMMISSION
                   Rate Schedule FERC No. 247

                         THIRD AMENDMENT

                             to the

                    INTERCONNECTION AGREEMENT

                              among

               INDIANAPOLIS POWER & LIGHT COMPANY
                               and

                        PSI ENERGY, INC.
                   AND CINERGY SERVICES, INC.


     0.01 THIS THIRD AMENDMENT, dated on the 30th day of June 1995, among INDIANAPOLIS POWER & LIGHT COMPANY (hereinafter referred to as "IPL"), a corporation organized and existing under the laws of the State of Indiana and PSI ENERGY, INC. (hereinafter referred to as "PSI"), a corporation organized and existing under the laws of the State of Indiana, and CINERGY SERVICES, INC. (hereinafter referred to as "CINergy Services"), a corporation organized and existing under the laws of the State of Delaware. IPL, PSI and CINergy Services are sometimes hereinafter referred to individually as "Party" and collectively as "Parties" where appropriate.

                      W I T N E S S E T H:

     0.02 WHEREAS, There is now in force and effect between IPL and PSI an Interconnection Agreement, dated as of May 1, 1992, (said
Interconnection Agreement being the Ninth Supplement to the 1962
Interconnection Agreement between IPL and PSI, herein called the "1992 Agreement"); and

     0.03 WHEREAS, The Cincinnati Gas & Electric Company ("CG&E") and PSI merged on October 24, 1994, and formed CINergy Corp. with CG&E and PSI now being called the "CINergy Operating Companies"; and

     0.04 WHEREAS, CG&E, PSI and CINergy Services are parties to a Service Agreement, dated March 2, 1994, which has been approved by the Securities and Exchange Commission and the Indiana Utility Regulatory Commission (IURC), under which CINergy Services will act as PSI s agent in administering PSI s interconnection agreements and the three companies are also parties to an Operating Agreement, dated March 2, 1994, on file with and accepted by the FERC and approved by the IURC under which CINergy Services will dispatch the generating units of CG&E, PSI and CINergy Services; and

     0.05 WHEREAS, the Parties desire to modify the 1992 Agreement, as hereinafter set forth; and

     0.06 NOW, THEREFORE, in consideration of the premises and mutual covenants and agreements of the Parties, as herein set forth, the Parties hereby agree as follows:

     SECTION 1 Section 2.04 of the 1992 Agreement shall be amended by deleting the current language in its entirety and inserting in lieu thereof replacement language, thereby amending Section 2.04 to read as follows:

          "2.04. Out-Of-Pocket Costs. The term "Out-of-Pocket Cost" of energy from generating units on the system of a Party shall consist of any costs that are directly incurred by IPL or PSI by reason of its generation of such energy and which otherwise would not have been incurred by such system including, but not limited to, fuel, labor, operation, maintenance, start-up, fuel handling, taxes, regulatory commission charges, and emission allowances.

     "Out-of-Pocket Cost" of energy purchased from a third party by the supplying Party shall consist of the total amount paid therefore by the supplying Party which otherwise would not have been paid by such Party, plus any cost which otherwise would not have been incurred, including, but not limited to, regulatory commission charges, emission allowances, transmission losses and taxes related to such transaction.

     Tax expenses will be the expenses that are incurred as taxes either in connection with the sale or production of such energy."

     SECTION 2 Section 2.05 of the 1992 Agreement shall be amended by deleting the current language in its entirety and inserting in lieu thereof replacement language, thereby amending Section 2.05 to read as follows:

          "2.05. Emission Allowances. The federal Clean Air Act, as amended, 42 U.S.C. Section 7401 et seq. (hereinafter referred to as "Clean Air Act"), establishes certain annual maximum sulfur dioxide ("SO2") levels, stated in terms of required emission allowances, for flue gases emitted by electric generating units, including units operated by IPL, PSI and other electric utilities who may supply electric energy for transactions under this 1992 Agreement. The generator of the electric energy supplied and delivered under this 1992 Agreement is required by the Clean Air Act to have adequate "allowances" (as defined by Section 402(3) of the Clean Air Act in conjunction with Section 403(f) of the Clean Air Act) in order to generate such electric energy. To the extent that either IPL or PSI are required by the Clean Air Act to have additional allowances by reason of its generation of electric energy to be supplied by it under this 1992 Agreement, which allowances would otherwise not have been required by such supplying Party, then, unless the supplying Party otherwise agrees in advance in writing, at the discretion of the supplying Party, the Party receiving such energy shall be responsible for the cost or the actual furnishing (without cost to the supplying Party) of adequate allowances to the supplying Party in order for such Party to supply such energy under this Agreement. The Parties shall establish, by mutual agreement, appropriate procedures in order to carry out the provisions of this
     Section 2.05, including a statement of costs before any transactions under the Service Schedules attached hereto are started. Also, prior to implementation of every transaction under the Service Schedules attached hereto, the purchasing Party must declare whether they will pay in cash or return SO2 Allowances in-kind for any consumption of SO2 Allowances directly attributed to such transaction, if any.

     It shall be the responsibility of the supplying Party to provide the receiving Party, before the transaction begins, with a statement of the estimated emission allowance charges associated with the transaction which the supplying Party is seeking to add to the rates to be charged under the applicable Service Schedule. Failure of the supplying Party to provide a statement of such charges before the transaction begins shall constitute a waiver of the recovery of any such costs. In establishing such procedures, the Parties shall recognize that the determination of the additional allowances required in order to generate the electric energy to be supplied hereunder is subject to variables contingent upon the loading and operating conditions on the system where the actual generation occurs.

The procedures so established by the Parties shall be in accord with sound engineering principles of power plant and system operation, and shall require the furnishing of such additional allowances at such times and in such amounts as will be equitable to the supplying Party.

     When IPL is the supplier of energy and emission allowances, the recovery of the applicable costs for the actual furnishing of adequate allowances in order for IPL to generate and supply such energy will be implemented in the following manner:

               (1)  The Buyer shall compensate IPL for the
                    consumption of Sulfur Dioxide Emissions
                    Allowances ("SO2 Allowances") directly attributed to electric energy sales by IPL to Buyer under the Service Schedules. Such compensation shall, at Buyer s option, be made by either supplying IPL with the number of SO2 Allowances directly attributed to such energy sales, or by reimbursing IPL for the incremental cost of such number of SO2 Allowances, rounded to the nearest whole SO2 Allowance.

                    If Buyer opts to reimburse IPL in cash for SO2 Allowances associated with Buyer s energy purchases for the month, the cash amount due at billing will be determined by multiplying the number of SO2 Allowances attributed to the sale by the incremental cost of the SO2 Allowances, as determined in Subsection 2(b) of this Section 2.05, at the time of the sale.

                    If Buyer opts to reimburse IPL in SO2 Allowances, Buyer will record or transfer to IPL s account, the number of SO2 Allowances calculated below, at the time cash settlement for the energy is due. In all cases, Buyer will transfer to IPL s account the number of SO2 Allowances due IPL for calendar year no later than January 15 of the following year. "Transfer to IPL s account" shall mean, for purposes of the Amendment, the transfer by the USEPA of the requisite number of SO2 Allowances to IPL s Allowance Tracking System account and the receipt by IPL of the Allowance Transfer Confirmation.

          (2)  Determination of SO2 Emission Allowances Due IPL

               (a)  Number of SO2 Allowances
                    The number of SO2 Allowances directly attributed to an energy sale made by IPL shall be determined for each hour, by determining the contribution from each of the unit(s) from which the energy sale is being made for that hour. For each unit, the emission rate in pounds of SO2 per million Btu will be determined each month, from fuel sulfur content, control equipment performance, and continuous emissions monitoring data. The emission rate and the unit heat rate will be used to determine the SO2 Allowances used per megawatt-hour ("MWH"). The energy from each unit attributable to the sale, and the SO2 Allowances per MWH for each unit, will be used to determine the number of SO2 Allowances attributable to the sale.

             (b)  Cost of SO2 Allowances
                  The incremental SO2 Allowance cost used to determine economic dispatch of IPL s generating units in any month, will also be the basis used to determine compensation for IPL s energy sales. The incremental SO2 Allowances cost, in dollars per ton of SO2, shall be determined each month and will be based on the Cantor Fitzgerald offer price for SO2 Allowances, or if such is not available, then another nationally recognized SO2 Allowance trading market price or market price index, at the beginning of the month. The SO2 Allowance value may be changed at any time during the month to reflect the more current incremental cost, or market price, for SO2 Allowances. Buyer will be notified of the new SO2 Allowance value prior to dispatch of IPL energy to Buyer.

   When PSI is the supplier of energy and emission allowances, the recovery of the applicable costs for the actual furnishing of adequate allowances in order for PSI to generate and supply such energy will be implemented in the following manner:

        (1)  The current Environmental Protection Agency
             ("EPA") auction price to value emission
             allowances will be used for energy sales transactions. The dispatch criteria may be revised from time to time if the emission allowance purchases on the average are determined to be significantly different than the EPA auction price.

        (2) For each hour in which there is a transaction for energy services using an Out-of-Pocket Cost rate under this 1992 Agreement, PSI will:

             (a) identify the generation sources used to provide the transaction s energy by identifying the energy that would not have been used had the transaction not been in effect that hour by using the same after-the-fact incrementing costing model that is used to calculate the incremental cost of fuel under this 1992 Agreement;

             (b) determine, using the following formula, the quantity of emission allowances related to the energy transaction: (i) by calculating an incremental heat rate for the appropriate generating unit and the corresponding incremental SO2 emission levels, as determined by the computer based tools, for the identified units dispatched to serve the transaction; (ii) applying the following formula for each such unit; (iii) adding together the total number of tons of SO2 produced per million BTU (i.e., British Thermal Unit) of fuel burned by each such unit for the transaction; and (iv) letting one
                  (1) emission allowance equal one (1) ton of SO2 so produced.

             # OF UNITS
             The sum of  [MBTU SALE - MBTU NO SALE] * [SO2] * [100%-SE]
                                                              100%

             MBTU SALE = Million BTU consumed on unit n with sale. MBTU NO SALE = Million BTU consumed on unit n without sale.
             SO2 = Tons of SO2 produced per million BTU of fuel burned.
             SE = Scrubber Efficiency in %.

                  PSI will perform periodic tests to maintain the accuracy and validity of such emission rate information. Because some generating sources may not be subject to the Clean Air Act during Phase I or Phase II thereunder, there will be no emission allowance charges included for the utilization of such an energy source while it is not subject to such requirements. One (1) emission allowance shall be assigned to each ton of SO2 emitted to serve the transaction. Fractions of emission allowance tons will be rounded up to the next whole number when the fraction is equal to or greater than .5 and rounded down when the fraction is less than .5.

        (3) The purchasing Party of energy shall have the option of purchasing or providing emission allowances for each transaction. The purchasing Party shall notify PSI of its election to purchase or provide emission allowances prior to the start of the transaction. The running quantity of emission allowances charged or furnished will be shown on the monthly invoices to the purchasing Party.

        (4) When the purchasing Party of energy elects to purchase the emission allowances from PSI, then the quantity of emission allowances used will be included as part of the charges on the monthly invoices to the purchasing Party.

        (5) By January 15th of the year following the calendar year in which the transaction occurred, the purchasing Party of energy shall transfer the appropriate emission allowances to PSI for the emission allowances used when the allowances are provided in kind.

        (6) PSI has adopted the same incremental cost calculation to value emission allowances for dispatch criteria as for billing energy transactions."
   SECTION 3  A new Article 18 is hereby inserted in the 1992
Agreement as follows:

                           "ARTICLE 18
                AGENCY OF CINERGY SERVICES, INC.

        18.01. CINergy Services joins in the execution of this Agreement for the sole purpose of serving and acting as agent for PSI."

   SECTION 4 The following Service Schedules, attached to and made a part of the 1992 Agreement and designated as Exhibits I, II and III, are hereby cancelled and terminated:

             Description                        Exhibit
        A:  Emergency Service                     I
        B:  Interchange Energy                   II
        C:  Short Term Power and Energy         III

   SECTION 5 The following Service Schedules, attached hereto and designated as Appendices I, II and III to this Third Amendment, are hereby made a part of the 1992 Agreement:

                                                Exhibit
             Description                   (First Revision)
        A:  Emergency Service                     I
        B:  Interchange Energy                   II
        C:  Short Term Power and Energy         III

   SECTION 6 Service Schedule D - Carmel Southeast Tap Network Power and Energy Transfer, which is presently Exhibit IV (First Revision) to the 1992 Agreement, is hereby replaced in its entirety by a new Exhibit IV (Second Revision) which is attached hereto and designated as Appendix IV to this Third Amendment.

   SECTION 7 The Emission Allowance guidelines filed by the Parties with the FERC in Docket No. PL95-1-000 (IPL - Second Amendment and PSI - Appendix EA) are hereby cancelled and withdrawn with respect to the Parties. The guidelines are replaced with the new language contained in
Section 2.05 of the 1992 Agreement.

   SECTION 8 The Third Amendment shall be effective from the time it is accepted for filing by the Federal Energy Regulatory Commission, or as otherwise specified by such Commission in accordance with its Rules and Regulations, to the expiration date of the 1992 Amendment.

   SECTION 9 Except as hereinabove modified and amended, all of the terms and conditions of the 1992 Agreement shall remain in full force and effect.

   SECTION 10 This Third Amendment shall inure to the benefit of, and be binding upon, the successors and assigns of the respective Parties hereto.
   IN WITNESS WHEREOF, the Parties have caused this Third Amendment to be executed by their duly authorized officers and attested (as necessary), as of the date first above mentioned.


INDIANAPOLIS POWER & LIGHT       CINERGY SERVICES, INC.
(IPL)                            (CINergy Services)



By:  /s/ John R. Brehm           By: /s/ Terry E. Bruck
   John R. Brehm                        Terry E. Bruck
   Senior Vice President              Group Vice President
   Finance and
   Information Services



Attest:                               PSI ENERGY, INC.
                                        (PSI)


By:  /s/ Bryan G. Tabler              By:  /s/ John M. Mutz
   Bryan G. Tabler                    John M. Mutz
   Senior Vice President              President
   Secretary and
   General Counsel

                                           EXHIBIT I
                                      (First Revision)

                       SERVICE SCHEDULE A

                        EMERGENCY SERVICE

SECTION 1 - DURATION

1.1 This Service Schedule A, being a part of and under the Interconnection Agreement (referred to herein as the "1992 Agreement"), dated as of May 1, 1992, among Indianapolis Power & Light Company (hereinafter called "IPL") and PSI Energy, Inc., formerly named Public Service Company of Indiana, Inc. (hereinafter called "PSI") and CINergy Services, Inc. (hereinafter called "CINergy Services"), shall become effective as of the effective date of the Third Amendment, dated June 30, 1995, to the 1992 Agreement and shall continue in effect throughout the duration of the 1992 Agreement. IPL, PSI and CINergy Services are sometimes hereinafter referred to individually as "Party" or collectively as "Parties" where appropriate.


SECTION 2 - SERVICES TO BE RENDERED

2.1 Conditional Service. Subject to the provisions of Subsection 2.2 of this Section 2, in the event of a breakdown or other emergency in or on the system of any Party involving either sources of power or transmission facilities, or both, impairing or jeopardizing the ability of the Party suffering the emergency to meet the loads of its system, another Party shall deliver to such Party electric energy that it is requested to deliver; provided, however, that a Party shall not be obligated to deliver such energy which, in its sole judgment, it cannot deliver without interposing a hazard to or economic burden upon its operations or without impairing or jeopardizing the other load requirements of its system and provided further, that a Party shall be obligated to deliver electric energy to another Party for a period in excess of forty-eight
(48) consecutive hours during any single emergency.

2.2 Non-performance. The Parties recognize that the delivery of electric energy as provided in Subsection 2.1 of this Section 2 is subject to two conditions which may preclude the delivery of such energy as so provided: (a) the Party requested to deliver electric energy may be suffering an emergency in or on its own system as described in said Subsection 2.1, or (b) the system of a Party may be delivering electric energy, under a mutual emergency interchange agreement, to the system of another interconnected company which is suffering any emergency in or on its system. Under conditions as cited under (a) above, a Party shall not be considered to be in default hereunder if it is unable to comply with the provisions of said Subsection 2.1. Under conditions as cited under
(b) above, a Party shall not be considered to be in default hereunder if it is unable to comply with the provisions of said Subsection 2.1; provided, however, that such Party shall make every effort consistent with the terms of its contract with said other interconnected company to make the electric energy as provided in Subsection 2.1 available to another Party hereto as soon as possible.

2.3 Reserve Generating Capacity Review. If at any time the record over a reasonable prior period shows clearly that one of the Parties has failed to deliver energy in accordance with and subject to the provisions of Subsection 2.1 and Subsection 2.2 of this Section 2, a Party, by written notice given to another Party, may call for a joint study by the Parties of the reserve generating capacity in and provided for their respective systems and of their respective system transmission facilities affecting the supply and delivery of power and energy under the 1992 Agreement. It shall be the purpose of such study to determine the adequacy or inadequacy of reserve generating capacity and transmission facilities being provided to meet the requirements of the Parties respective systems, reflecting obligations under the 1992 Agreement, and, if inadequate, the extent of the burden that a Party may be placing upon another Party. If it should be found that a Party is placing an unreasonable burden upon another Party, the Party causing such burden shall take such measures as are necessary to remove the burden from another Party, or the Parties shall enter into such arrangements as shall provide for equitable compensation to the Party being burdened.

SECTION 3 - COMPENSATION

3.1  When IPL is the Supplying Party:

   3.11 Emergency Energy delivered that is generated by IPL shall be settled for, at the option of IPL, either by the return of equivalent energy at a mutually acceptable time upon request of IPL or by payment of the greater of (a) 110% of the Out-Of-Pocket Cost (such cost being as of the delivery point or points, as referred to in Section 4.01 of the 1992 Agreement, taking into account electrical losses incurred from the source or sources of such energy to the delivery point or points) of supplying such energy, or (b) $0.10 per kilowatt-hour.

   3.12 Emergency Energy delivered that is purchased by IPL from a third party shall be settled for by payment of an energy charge of 100% of the Out-Of-Pocket Cost paid therefor by IPL, plus an amount to be agreed upon by the Parties at the time of the transactions of up to 4.6 mills per kilowatt-hour (consisting of up to 3.6 mills per kilowatt-hour for bulk transmission charge plus 1 mill per kilowatt-hour for difficult to quantify energy-related costs), plus any transmission losses resulting on IPL's system on account of the transaction, and plus any taxes incurred by IPL on account of the transaction.

3.2  When PSI is the Supplying Party:

   3.21 Emergency Energy delivered that is generated by PSI shall be settled for by payment of the greater of (a) 110% of the Out-Of-Pocket Cost (such cost being as of the interconnection point or points, as referred to in Section 4.01 or the 1992 Agreement, taking into account electrical losses incurred from the source or sources of such energy to the interconnection point or points) of supplying such energy. Non-firm transmission service per the provisions of the CINergy Services, Inc., FERC Electric Tariff, Original Volume No. 3, Non-Firm Point-to-Point Transmission Service Standard Tariff - NFT (or any successor transmission tariff of similar service) must be obtained, or (b) $100 per megawatt-hour.

   3.22 Emergency Energy delivered that is purchased by PSI from a third party shall be settled for by payment of the greater of (a) of an energy charge of 100% of the Out-Of-Pocket Cost paid therefor by PSI plus $1.00 per megawatt-hour (for difficult to quantify energy-related costs), plus any transmission losses resulting on the system of the CINergy Operating Companies on account of the transaction. Non-firm transmission service per the provisions of the CINergy Services, Inc., FERC Electric Tariff, Original Volume No. 3, Non-Firm Point-to-Point Transmission Service Standard Tariff
   - NFT (or any successor transmission tariff of similar service) must be obtained, and plus any regulatory commission charges and taxes incurred by PSI on account of the transaction, or (b) $100 per megawatt-hour.

3.3 If the option of returning electric energy under Subsection 3.11 is exercised, then it shall be returned at times when the load conditions of the Party receiving it are equivalent to the load conditions of such Party at the time the energy for which it is returned was delivered or, if such Party elects to have equivalent energy returned under different conditions, it shall be returned in such amounts, to be agreed upon by the Operating Committee under the Agreement, as will compensate the Party for the difference in conditions.

                                           EXHIBIT II
                                      (First Revision)

                       SERVICE SCHEDULE B

                       INTERCHANGE ENERGY

SECTION 1 - DURATION

1.1 This Service Schedule B, being a part of and under the Interconnection Agreement (referred to herein as the "1992 Agreement"), dated as of May 1, 1992, among Indianapolis Power & Light Company (hereinafter called "IPL") and PSI Energy, Inc., formerly named Public Service Company of Indiana, Inc. (hereinafter called "PSI") and CINergy Services, Inc. (hereinafter called "CINergy Services"), shall become effective as of the effective date of the Third Amendment, dated June 30, 1995 to the 1992 Agreement and shall continue in effect throughout the duration of the 1992 Agreement. IPL, PSI and CINergy Services are sometimes hereinafter referred to individually as "Party" or collectively as "Parties" where appropriate.


SECTION 2 - SERVICES TO BE RENDERED

   Economy Energy

2.1 It is recognized that from time to time that any of the Parties may have electric energy (herein called "Economy Energy") available from surplus capacity either on its own system or from sources outside its own system, or both, and that Economy Energy could be supplied to another Party at a cost that would result in operating savings to such another Party. Such operating savings would result from the displacement of electric energy that otherwise would be supplied from capacity either on such other Party's system or from sources outside its own system, or both. To promote the economy of electric power supply and to achieve efficient utilization of production capacity, any Party, whenever it in its sole judgment determines Economy Energy is available, may, but shall not be obligated to, offer Economy Energy to another Party. Promptly upon receipt of any such offer said Party shall notify the offering Party of the extent to which it desires to use such Economy Energy, and schedules providing the periods and extent of use shall be mutually agreed upon by the Parties. Such energy is non-firm and may be withdrawn by the supplying Party with a ten (10) minute notification. A transaction made by PSI and CINergy Services under this Service Schedule B shall not extend beyond twelve (12) months.

   Non-Displacement Energy

2.2 It is further recognized that from time to time occasions will arise when the effecting of transactions, as provided in Subsection 2.1 of this
Section 2, will be impracticable, but at the same time one of the Parties may have electric energy (herein called "Non-Displacement Energy") which it is willing to make available from surplus capacity either on its own system or from sources outside its own system, or both, that can be utilized advantageously for short intervals by another Party. It shall be the responsibility of the Party desiring the receipt of Non-Displacement Energy to initiate the receipt and delivery of such energy. Any Party desiring such receipt of energy shall inform another Party of the extent to which it desires to use Non-Displacement Energy, and whenever in its sole judgment such another Party determines that it has Non-Displacement Energy available, schedules providing the periods and extent of use shall be mutually agreed upon by the Parties. Any Party shall not be obligated to make any Non-Displacement Energy available to another Party.

2.3 PSI may reduce or discontinue the supply of Hourly Non-Displacement Energy at any time. To the extent possible, however, PSI shall advise IPL of its intention to reduce materially or discontinue the supply of Hourly Non-Displacement Energy.

2.4  PSI shall supply Daily and Weekly Non-Displacement Energy for three
(3) hours after they have notified IPL of its intention to discontinue such supply of energy; however, PSI shall be under no obligation to continue the supply of said energy for more than three (3) hours after said notification.

2.5 A transaction made by PSI under Subsection 2.2 above shall not extend beyond twelve (12) months.

SECTION 3 - COMPENSATION

   Economy Energy

3.1 The charge for Economy Energy purchased by a Party from another Party shall be based on the principle that the Party purchasing it shall pay the Out-Of-Pocket Cost (including all operating, maintenance, tax, regulatory commission charges, transmission losses and other expenses incurred that would not have been incurred if the energy had not been supplied) being at the interconnection points (as defined in Article 4 of the 1992 Agreement), of the Party supplying such energy and that the resulting savings to the receiving Party shall be equally shared by the supplying and receiving Parties. Prior to any transaction involving the delivery and receipt of Economy Energy, authorized representatives of the Parties shall determine and agree upon the compensation applicable to such transaction. Compensation so agreed upon shall not be subject to later review or adjustment. PSI shall dedicate an amount at the time of the transactions for non-firm transmission service per the provisions of the CINergy Services, Inc., FERC Electric Tariff, Original Volume No. 3, Non-Firm Point-to-Point Transmission Service Standard Tariff - NFT (or any successor transmission tariff of similar service) from its portion of the resulting savings.

3.2 When Economy Energy is obtained from or delivered to other systems interconnected with the Parties, but not signatories to the 1992 Agreement, payments shall be based on the Out-Of-Pocket Cost of the supplying Party or system providing the energy and an allocation of the gross savings which are defined as the difference between (1) what such Out-Of-Pocket Costs of the receiving Party or system would have been to generate such energy, and (2) such Out-Of-Pocket Costs of the supplying Party or system providing the energy. Such allocation shall be made as provided in Subsections 3.21 and 3.22 hereinbelow:

   3.21 The transmitting Party shall be paid (a) its costs of purchasing the energy supplied, plus (b) its costs of additional transmission losses plus (c) the following:

        (1)  When IPL is such transmitting Party: Fifteen percent
             (15%) of the gross savings remaining after deducting all such payments for transmission losses.

        (2) When PSI is the transmitting Party, they shall receive the greater of (a) 15% (such charge pertains to the reservation of transmission) of the gross savings remaining after deducting all such payments for transmission losses or (b) the sum of a demand charge rate per megawatt reserved per hour at the time such Economy Energy is reserved for non-firm transmission service per the provisions of the CINergy Services, Inc., FERC Electric Tariff, Original Volume No. 3, Non-Firm Point-to-Point Transmission Service Standard Tariff - NFT (or any successor transmission tariff of similar service), plus $1.00 per megawatt-hour (for difficult to quantify energy-related costs), plus any transmission losses resulting on the system of the CINergy Operating Companies on account of the transaction and plus any regulatory commission charges and taxes incurred by PSI on account of the transaction.

   3.22 The supplying Party or system shall be paid its Out-Of-Pocket Cost of providing the energy, plus one-half of the gross savings remaining after deducting all (b) and (c) payments made under Subsection 3.21. The receiving Party or system shall be entitled to the other one-half of the gross savings remaining after deducting all (b) and (c) payments made under Subsection 3.21.

   Non-Displacement Energy

3.3 Non-Displacement Energy delivered hereunder shall be settled for either by the return of equivalent energy (only in the case where IPL is the supplying Party) or, at the option of the Party that supplied such energy, by payment of an energy charge of up to 110% of the Out-Of-Pocket Cost (such cost being as of the delivery point or points, as provided in Section 4.01 of Article 4 of the 1992 Agreement, taking into account electrical losses incurred from the source or sources of such energy to said delivery point or points) to the supplying Party generating such energy plus (the applicable demand charge rates per this Subsection are limited by Subsections 3.7 and 3.8):

   3.31  When IPL is the supplying Party:

        3.31.1 IPL, at its option, may impose a demand charge of up to 48.6 mills per kilowatt reserved per hour, but the total demand charge in any one day shall be no more than the product of $0.778 times the highest amount in kilowatts reserved in any hour during the day. Or,

        3.31.2 IPL, at its option, may choose to supply such energy without imposing a demand charge in which case no additional payment is included. However, if this option is chosen, the cost of such energy will be calculated as 110% of the actual Out-Of-Pocket Cost (such cost being as of the delivery point or points, as provided in Section 4.01 of Article 4 of the 1992 Agreement, taking into account electrical losses incurred from the source or sources of such energy to said delivery point or points) to the supplying Party generating such energy.

   3.32  When PSI is the supplying Party by payment of the following:

   (1) For energy generated, the agreed upon demand charge rate of up to $50 per megawatt-hour (such charge pertains to the production component only), the total demand charge in any one day shall be no more than the product of $797 and the greatest amount of megawatts reserved in any hour during said day and the total charge in any one week shall be no more than the product of $4,781 and the greatest number of megawatts reserved in any hour during said week. Non-firm transmission service per the provisions of the CINergy Services, Inc., FERC Electric Tariff, Original Volume No. 3, Non-Firm Point-to-Point Transmission Service Standard Tariff - NFT (or any successor transmission tariff of similar service) must be obtained;

   (2) For daily energy which is purchased by PSI from a third party for economic reasons to meet system needs but in subsequent system resources accounting calculations is determined to have been used to supply a Daily Non-Displacement Energy transaction and for which PSI stands by to supply from its own resources: (a) the amount paid by PSI to the third party for such energy, plus (b) the cost of transmission losses, regulatory commission charges and taxes incurred which would not otherwise have been incurred, plus (c) $1.00 per megawatt-hour for difficult-to-quantify energy related costs, and, plus (d) up to $50 per megawatt-hour (such charge pertains to the production component only), the total charge in any one day shall be no more than the product of $797 and the greatest number of megawatts reserved in any hour during said day and the total charge in any one week shall be no more than the product of $4,781 and the greatest number of megawatts reserved in any hour during said week. Non-firm transmission service per the provisions of the CINergy Services, Inc., FERC Electric Tariff, Original Volume No. 3, Non-Firm Point-to-Point Transmission Service Standard Tariff - NFT (or any successor transmission tariff of similar service) must be obtained.

   3.33 If equivalent energy is returned to IPL, it shall be returned at times when the load conditions of the Party receiving it are equivalent to the load conditions of such Party at the time the energy for which it is returned was delivered or, if such Party elects to have equivalent energy returned under different conditions, it shall be returned in such amounts, to be agreed upon by the Operating Committee, as will compensate for the difference in conditions.

3.4 Non-Displacement Energy delivered under Subsection 2.2 above that is purchased by the supplying Party from another interconnected system which is not a signatory to the 1992 Agreement ("Third Party") at the request of the receiving Party shall be settled for as follows:

   3.41 When IPL is the supplying Party, by a payment of 100 percent of the amount paid to such Third Party, plus a demand charge in an amount to be agreed upon by the Parties at the time of the reservation of up to 3.6 mills per kilowatt reserved per hour, but the total demand charge in any one day shall be no more than the product of $0.058 times the highest amount in kilowatts reserved in any hour during the day, plus 1 mill per kilowatt-hour (for difficult to quantify energy-related costs), plus the cost of any quantifiable transmission losses, taxes, and other expenses incurred that would not have been incurred if such transaction had not been made.

   3.42 When PSI is the supplying Party: by (a) non-firm transmission service per the provisions of the CINergy Services, Inc., FERC Electric Tariff, Original Volume No. 3, Non-Firm Point-to-Point Transmission Service Standard Tariff - NFT (or any successor transmission tariff of similar service) must be obtained and (b) an energy charge of 100% of the Out-of-Pocket Cost paid therefor by PSI, plus $1.00 per megawatt-hour (for difficult to quantify energy-related costs), plus any transmission losses resulting on the system of the CINergy Operating Companies on account of the transaction, and plus any regulatory commission charges and taxes incurred by PSI on account of the transaction.

3.5 Notwithstanding the rates stated in Subsection 3.3 above, when IPL is the supplying Party, if the "demand charge" option of Section 3.31.1 is chosen, the sum of the demand and energy charges for each specific reservation made pursuant to Section 2.2 of this Service Schedule B which includes a demand charge shall not:

   (1)  exceed the total of:

         (i) The product of the number of kilowatts reserved for such reservation times the maximum hourly demand charge specified above in Subsection 3.3; and

        (ii) The product of the number of kilowatt-hours sup-plied for such reservation times 110% of the average cost per kilowatt-hour of energy generated by IPL's Petersburg Unit No. 4 for the last preceding month during which it was run; or

   (2) be less than 100% of the total Out-Of-Pocket Cost of supplying the Non-Displacement Energy for such reservation.

3.6 Notwithstanding the rates stated in Subsection 3.3 above, when PSI and CINergy Services are the supplying Party, the sum of the demand and energy charges for each specific reservation made pursuant to Section 2.2 of this Service Schedule B shall not:

   (1)  exceed the total of:

         (i) The product of the number of megawatts reserved for such reservation times the maximum hourly demand charge specified above in Subsection 3.3; and plus

        (ii) The product of the number of megawatt-hours supplied for such reservation times 110% of the average cost per megawatt-hour of energy generated by the CINergy
             Operating Companies Zimmer Unit No. 1 and Gibson Unit No. 5 for the preceding month; nor

   (2) be less than 100% of the total Out-Of-Pocket Cost of supplying the Non-Displacement Energy for such reservation.

3.7 The aggregate instant total capacity of all IPL sales under this and other Service Schedules which are a part of this and other IPL Agreements, for which the rates charged have been supported on the basis that total revenues will not exceed the costs of Petersburg Unit No. 4, is limited to 515 MW.
3.8 The total power of all sales by the CINergy Operating Companies and CINergy Services under this and other agreements of the CINergy Operating Companies and CINergy Services, for which the agreed upon demand charge is determined based on Zimmer Unit No. 1 and Gibson Unit No. 5, is limited to 925 MWs (CINergy Operating Companies Zimmer Unit No. 1 Net Demonstrated Capability of 612 MWs and Gibson Unit No. 5 Net Demonstrated Capability of 313 MWs) on an hourly basis. For sales in excess of the capacity limitation of 925 MWs noted above, the rate shall consist of an energy charge of up to 110% of Out-of-Pocket Cost and a demand charge of up to $ 13 per megawatt per hour (such charge pertains to the production component only), the total charge in any one day shall be no more than the product of $209 and the greatest number of megawatts reserved in any hour during said day and the total charge in any one week shall be no more than the product of $1,252 and the greatest number of megawatts reserved in any hour during said week. Non-firm transmission service per the provisions of the CINergy Services, Inc., FERC Electric Tariff, Original Volume No. 3, Non-Firm Point-to-Point Transmission Service Standard Tariff - NFT (or any successor transmission tariff of similar service) must be obtained; but in no event shall the total revenue (energy charge and demand charge combined) be less than 100% of the Out-of-Pocket Costs for supplying the Non-Displacement Energy for such reservation. Notwithstanding all previous Subsections, when power is sold under both this Subsection and Subsection 3.3 in any month, the total demand charge will be the applicable weighted average demand charges in this Subsection and Subsection 3.3. Such weighting will be developed by adding the number of hours that power was provided under this Subsection times the applicable demand charge under this Subsection and the number of hours that power was provided under Subsection 3.3 times the applicable demand charge in Subsection 3.3, with the sum being divided by the applicable number of hours of the transaction (month, week, day or hours).

                                      EXHIBIT III
                                 (First Revision)


                       SERVICE SCHEDULE C

                   SHORT TERM POWER AND ENERGY

SECTION 1 - DURATION

1.1 This Service Schedule C, being a part of and under the Interconnection Agreement (referred to herein as the "1992 Agreement"), dated as of May 1, 1992, among Indianapolis Power & Light Company (hereinafter called "IPL") and PSI Energy, Inc., formerly named Public Service Company of Indiana, Inc. (hereinafter called "PSI") and CINergy Services, Inc. (hereinafter called "CINergy Services"), shall become effective as of the effective date of the Third Amendment, dated June 30, 1995, to the 1992 Agreement and shall continue in effect throughout the duration of the 1992 Agreement. IPL, PSI and CINergy Services are sometimes hereinafter referred to individually as "Party" or collectively as "Parties" where appropriate.


SECTION 2 - SERVICES TO BE RENDERED

2.1 Any Party, by giving the other Parties notice, may reserve from the other Parties (a) electric power ("Weekly Short Term Power") for periods of one or more weeks or (b) electric power ("Daily Short Term Power") for periods of one or more days whenever the Party requested to reserve the same is willing to make such power available. Under ordinary circumstances such reservation shall extend for not less than a calendar week if it begins with Sunday or for the balance of the calendar week if it begins with any day subsequent to Sunday; however, under unusual circumstances, the Parties may mutually agree upon a reservation of Daily or Weekly Short Term Power for a lesser number of days. In all cases the Party asked to supply Daily or Weekly Short Term Power shall be the sole judge as to the amounts and periods that it has electric power available that may be reserved by another Party as Short Term Power. A transaction made by any Party under this Service Schedule C shall not extend beyond twelve (12) months.

   2.11 Prior to each reservation of Weekly or Daily Short Term Power, the number of megawatts to be reserved, the period of the reservation, the terms of such reservation, and the source of such power if the supplying Party is in turn reserving such power from another interconnected system which is not a signatory to the 1992 Agreement ("Third Party"), shall be determined by the Parties.
   Such reservation shall be confirmed in writing at the request of any Party. If during such period the conditions arise that could not have been reasonably foreseen at the time of the reservation and cause the reservation to be burdensome to the supplying Party, such Party may by oral notice to the reserving Party, such oral notice to be later confirmed in writing if requested by any Party, reduce the number of megawatts reserved by such amount and for such time as it shall specify in such notice, but kilowatts reserved hereunder that the supplying Party is in turn reserving from a Third Party may be reduced only to the extent they are reduced by such Third Party.

   2.12 During each period that Weekly or Daily Short Term Power has been reserved, the Party that has agreed to supply such power shall upon call by the reserving Party deliver associated electric energy ("Weekly or Daily Short Term Energy") to the reserving Party as of the interconnection point or points, as provided in Section 4.01 of
   Article 4 of the 1992 Agreement at a rate during each hour of up to and including the number of megawatts reserved.


SECTION 3 - COMPENSATION

3.1     Weekly Short-Term Power and Energy

   3.1.1 Except as otherwise provided in Subsection 3.1.3 below, when IPL is the supplying Party, PSI shall pay all of the following which are applicable (the applicable demand charge rate per this Subsection is limited by Subsection 3.5):

        (a) for any week that Weekly Short-Term Power and Energy is reserved, a demand charge rate to be agreed upon by the Parties at the time such Weekly Short-Term Power and Energy is reserved, at a rate of up to $3.89 per kilowatt reserved, except, for each day (other than Sunday) during any part of which the amount of such Weekly Short-Term Power and Energy is reduced by IPL, the total demand charge shall be reduced by one-sixth (1/6) of said agreed upon demand charge rate for each megawatt of the reduction;

        (b) for Weekly Short-Term Energy delivered that is generated by IPL, an energy charge to be agreed upon by the Parties at the time of the transaction of up to 110% of the Out-Of-Pocket Cost (such cost being as of the interconnection point or points, as defined in
             Article 4 of the 1992 Agreement, taking into account electrical losses incurred from the source or sources of such energy to the interconnection point or points) of supplying such energy;

        (c) for Weekly Short-Term Energy delivered that is purchased by IPL from a Third Party, an energy charge of 100% of the Out-Of-Pocket Cost paid therefor by IPL, plus one (1) mill per kilowatt-hour of such purchased energy (for difficult to quantify energy-related costs), plus any transmission losses resulting on IPL s system on account of the transaction, and plus any taxes incurred by IPL on account of the transaction.

   3.1.2 Except as otherwise provided in Subsection 3.1.3 below, when PSI is the supplying Party, IPL shall pay all of the following which are applicable (the applicable demand charge rate per this Subsection is limited by Subsection 3.6):

        (a) for any week that Weekly Short-Term Power and Energy is reserved, a demand charge rate to be agreed upon by the Parties at the time such Weekly Short-Term Power and Energy is reserved. Said demand charge rate shall be at a rate of up to $4,781 per megawatt reserved (such charge pertains to the production component only), except for each day (other than Sunday) during any part of which the amount of such Weekly Short-Term Power and Energy is reduced by PSI, the total demand charge shall be reduced by one-sixth (1/6) of said agreed upon demand charge rate (rounded to the nearest $0.10 per megawatt) for each megawatt of the reduction. Non-firm transmission service per the provisions of the CINergy Services, Inc., FERC Electric Tariff, Original Volume No. 3, Non-Firm Point-to-Point Transmission Service Standard Tariff - NFT (or any successor transmission tariff of similar service) must be obtained;

        (b) for Weekly Short-Term Energy delivered that is generated by PSI, an energy charge to be agreed upon by the Parties at the time of the transaction of up to 110% of the Out-Of-Pocket Cost (such cost being as of the interconnection point or points, as defined in
             Article 4 of the 1992 Agreement, taking into account electrical losses incurred from the source or sources of such energy to the interconnection point or points) of supplying such energy;

        (c) for Weekly Short-Term Energy delivered that is purchased by PSI from a Third Party, an energy charge of 100% of the Out-Of-Pocket Cost paid therefor by PSI, plus $1.00 per megawatt-hour of such purchased energy (for difficult to quantify energy-related costs), plus any transmission losses resulting on the system of the CINergy Operating Companies on account of the transaction, and plus any regulatory commission charges and taxes incurred by PSI on account of the transaction.

   3.1.3 When Weekly Short-Term Power and Energy is purchased by the supplying Party from a Third Party specifically for the reserving Party, the reserving Party shall pay the supplying Party all of the following which are applicable:

        (a) the demand charge paid therefor by the supplying Party to the Third Party for such electric power and energy;

        (b)  when IPL is the supplying Party:

             (1) for any week such Weekly Short-Term Power and Energy is reserved, a demand charge rate per kilowatt to be agreed upon by the Parties at the time such Weekly Short-Term Power and Energy is reserved, at a rate of up to $0.29 per kilowatt reserved (such charge pertains to the reservation of transmission). In the event the amount of such Weekly Short-Term Power and Energy is reduced by IPL, said demand charge shall be reduced by the sum of (i) one-sixth (1/6) of the said agreed upon weekly rate per kilowatt of the reduction for each day (other than Sunday) during which such reduction is in effect, and (ii) the reduction, if any, in the demand charge paid by IPL to the Third Party;

             (2) for each kilowatt-hour purchased by IPL from a Third Party to supply Weekly Short-Term Energy delivered during such period, an energy charge of 100% of the Out-of-Pocket Cost paid therefor by IPL, plus one (1) mill per kilowatt-hour (for difficult to quantify energy-related costs), plus any transmission losses resulting on IPL s system on account of the transaction, and plus any taxes incurred by IPL on account of the transaction;

        (c)  when PSI is the supplying Party:

             (1) Non-firm transmission service per the provisions of the CINergy Services, Inc., FERC Electric Tariff, Original Volume No. 3, Non-Firm Transmission Service Standard Tariff - NFT (or any successor transmission tariff of similar service) must be obtained. In the event the amount of such Weekly Short-Term Power and Energy is reduced by PSI, said demand charge shall be reduced by the sum of (i) one-sixth (1/6) of the said agreed upon weekly rate per megawatt of the reduction for each day (other than Sunday) during which such reduction is in effect, and (ii) the reduction, if any, in the demand charge paid by PSI to the Third Party;

             (2) for each megawatt-hour purchased by PSI from a Third Party to supply Weekly Short-Term Energy delivered during such period, an energy charge of 100% of the Out-Of-Pocket Cost paid therefor by PSI, plus $1.00 per megawatt-hour (for difficult to quantify energy-related costs), plus any transmission losses resulting on the system of the CINergy Operating Companies on account of the transaction, and plus any regulatory commission charges and taxes incurred by PSI on account of the transaction.

3.2     Daily Short-Term Power and Energy

   3.2.1 Except as otherwise provided in Subsection 3.2.3 below, when IPL is the supplying Party, PSI shall pay all of the following which are applicable (the applicable demand charge rate per this Subsection is limited by Subsection 3.5):

        (a) for any day that Daily Short-Term Power and Energy is reserved, a demand charge rate to be agreed upon by the Parties at the time such Daily Short-Term Power and Energy is reserved, at a rate of up to $0.778 per kilowatt reserved, except, for any day during any part of which the amount of such Daily Short-Term Power and Energy is reduced by IPL, the agreed upon demand charge will only be paid for the power still available;

        (b) for Daily Short-Term Energy delivered that is generated by IPL, an energy charge of up to 110% of the Out-of-Pocket Cost (such cost being as of the interconnection point or points, as defined in Article 4 of the 1992 Agreement, taking into account electrical losses incurred from the source or sources of such energy to the interconnection point or points) of supplying such energy;

        (c) for Daily Short-Term Energy delivered that is purchased by IPL from a Third Party, an energy charge of 100% of the Out-of-Pocket Cost paid therefor by IPL, plus one
             (1) mill per kilowatt-hour of such purchased energy (for difficult to quantify energy-related costs), plus any transmission losses resulting on IPL s system on account of the transaction, and plus any taxes incurred by IPL on account of the transaction.

   3.2.2 Except as otherwise provided in Subsection 3.2.3 below, when PSI is the supplying Party, IPL shall pay all of the following which are applicable (the applicable demand charge rates per this Subsection are limited by Subsection 3.6):

        (a) for any day that Daily Short-Term Power and Energy is reserved, a demand charge rate to be agreed upon by the Parties at the time such Daily Short-Term Power and Energy is reserved. Said demand charge rate shall be at a rate of up to $797 per megawatt reserved (such charge pertains to the production component only), the total charge in any week shall be no more than the product of $4,781 and the greatest number of megawatts reserved in any day during said week, except for any day during any part of which the amount of such Daily Short-Term Power and Energy is reduced by PSI, the agreed upon demand charge will only be paid for the power still available. Non-firm transmission service per the provisions of the CINergy Services, Inc., FERC Electric Tariff, Original Volume No. 3, Non-Firm Point-to-Point Transmission Service Standard Tariff - NFT (or any successor transmission tariff of similar service) must be obtained;

        (b) for Daily Short-Term Energy delivered that is generated by PSI, an energy charge of up to 110% of the Out-of-Pocket Cost (such cost being as of the interconnection point or points, as defined in Article 4 of the 1992 Agreement, taking into account electrical losses incurred from the source or sources of such energy to the interconnection point or points) of supplying such energy;

        (c) for Daily Short-Term Energy delivered that is purchased by PSI from a Third Party, an energy charge of 100% of the Out-of-Pocket Cost paid therefor by PSI, plus $1.00 per megawatt-hour of such purchased energy (for difficult to quantify energy-related costs), plus any transmission losses resulting on the system of the CINergy Operating Companies on account of the transaction, and plus any regulatory commission charges and taxes incurred by PSI on account of the transaction.

   3.2.3 When Daily Short-Term Power and Energy is purchased by the supplying Party from a Third Party specifically for the reserving Party, the reserving Party shall pay the supplying Party all of the following which are applicable:

        (a) the demand charge paid therefor by the supplying Party to the Third Party for such electric power and energy;

        (b)  when IPL is the supplying Party:

             (1)   for any day such Daily Short-Term Power and
                  Energy is reserved, a demand charge per kilowatt to be agreed upon by the Parties at the time such Daily Short-Term Power and Energy is reserved, at a rate of up to $0.058 per kilowatt reserved (such charge pertains to the reservation of transmission). In the event the amount of such Daily Short-Term Power and Energy is reduced by IPL, said demand charge shall be reduced by the sum of (i) one-sixteenth (1/16) of the said agreed upon daily rate per kilowatt of the reduction for each hour in any day during which such reduction is in effect, such reduction not to exceed the agreed upon demand charge for such day, and (ii) the reduction, if any, in the demand charge paid by IPL to the Third Party;

             (2) for each kilowatt-hour purchased by IPL from a Third Party to supply Daily Short-Term Energy delivered during such period, an energy charge of 100% of the Out-of-Pocket Cost paid therefor by IPL, plus one (1) mill per kilowatt-hour (for difficult to quantify energy-related costs), plus any transmission losses resulting on IPL s system on account of the transaction, and plus any taxes incurred by IPL on account of the transaction;

        (c)  when PSI is the supplying Party:

             (1) Non-firm transmission service per the provisions of the CINergy Services, Inc., FERC Electric Tariff, Original Volume No. 3, Non-Firm Transmission Service Standard Tariff - NFT (or any successor transmission tariff of similar service) must be obtained. In the event the amount of such Daily Short-Term Power and Energy is reduced by PSI, said demand charge shall be reduced by the sum of (i) one-sixteenth (1/16) of the said agreed upon daily rate per megawatt of the reduction for each hour in any day during which any such reduction is in effect, such reduction not to exceed the agreed upon demand charge for such day, and (ii) the reduction, if any in the demand charge paid by PSI to the Third Party;

             (2) for each megawatt-hour purchased by PSI from a Third Party to supply Daily Short-Term Energy delivered during such period, an energy charge of 100% of the Out-of-Pocket Cost paid therefor by PSI, plus $1.00 per megawatt-hour (for difficult to quantify energy-related costs), plus any transmission losses resulting on the system of the CINergy Operating Companies on account of the transaction, and plus any regulatory commission charges and taxes incurred by PSI on account of the transaction.

3.3  Notwithstanding the rates stated in the Subsections 3.1.1, 3.1.3,
3.2.1 and 3.2.3 above, when IPL is the supplying Party, the sum of the demand and energy charges for each specific reservation made pursuant to
Section 2 of this Service Schedule C shall not:

   (1)  exceed the total of:

         (i) the product of the number of kilowatts reserved for such reservation times the maximum Weekly or Daily demand charge, whichever is applicable, specified above in Subsections 3.1.1, 3.1.3, 3.2.1 and 3.2.3, as appropriate; and

        (ii) the product of the number of kilowatt-hours supplied for such reservation times 110% of the average cost per kilowatt-hour of energy generated by IPL's Petersburg Unit No. 4 for the last preceding month during which it was run; or

   (2) be less than 110% of the total Out-Of-Pocket Cost of supplying the Short Term Energy for such reservation.

3.4 Notwithstanding the rates stated in Subsections 3.1.2, 3.1.3, 3.2.2 and 3.2.3 above, when PSI and CINergy Services are the supplying Party, the sum of the demand and energy charges for each specific reservation made pursuant to Section 2 of this Service Schedule C shall not:

   (1)  exceed the total of:

         (i) the product of the number of megawatts reserved for such reservation times the maximum Weekly or Daily demand charge, whichever is applicable, specified above in Subsections 3.1.2, 3.1.3, 3.2.2 and 3.2.3, as appropriate, and plus

        (ii) the product of the number of megawatt-hours supplied for such reservation times 110% of the average cost per megawatt-hour of energy generated by the CINergy
             Operating Companies Zimmer Unit No. 1 and Gibson Unit No. 5 for the preceding month; nor

   (2) be less than 100% of the Out-Of-Pocket Costs of supplying the Short Term Energy for such reservation.

3.5 The aggregate instant total capacity of all IPL sales under this and other Service Schedules which are a part of this and other IPL
Agreements, for which the rates charged have been supported on the basis that total revenues will not exceed the costs of Petersburg Unit No. 4, is limited to 515MW.

3.6 The total power of all sales by the CINergy Operating Companies and CINergy Services under this and other agreements of the CINergy Operating Companies and CINergy Services, for which the agreed upon demand charge is determined based on Zimmer Unit No. 1 and Gibson Unit No. 5, is limited to 925 MWs (CINergy Operating Companies Zimmer Unit No. 1 Net Demonstrated Capability of 612 MWs and Gibson Unit No. 5 Net Demonstrated Capability of 313 MWs) on an hourly basis. For sales in excess of the power limitation of 925 MWs noted above, the rate shall consist of an energy charge of up to 110% of Out-of-Pocket Cost and a demand charge of up to $1,252 per megawatt per week or a demand charge of up to $209 per megawatt per day, the total charge in any one week shall be no more than the product of $1,252 and the greatest number of megawatts reserved in any hour during said week (such charge pertains to the production component only). Non-firm transmission service per the provisions of the CINergy Services, Inc., FERC Electric Tariff, Original Volume No. 3, Non-Firm Point-to-Point Transmission Service Standard Tariff - NFT (or any successor transmission tariff of similar service) must be obtained; but in no event shall the total revenue (energy charge and demand charge combined) be less than 100% of the Out-of-Pocket Costs of supplying the Short-Term Energy for such reservation. Notwithstanding all previous Subsections, when power is sold under both this Subsection and Subsection
3.1.2 in any week, the total demand charge will be the weighted average demand charges in this Subsection and Subsection 3.1.2. Such weighting will be developed by adding the number of hours that power was provided under this Subsection times the demand charge under this Subsection and the number of hours that power was provided under Subsection 3.1.2 times the demand charge in Subsection 3.1.2, with such sum being divided by the total number of hours in the week. Also, when power is sold under both this Subsection and Subsection 3.2.2 in any day, the total demand charge will be the weighted average demand charges in this Subsection and Subsection 3.2.2. Such weighting will be developed by adding the number of hours that power was provided under this Subsection times the demand charge under this Subsection and the number of hours that power was provided under Subsection 3.2.2 times the demand charge in Subsection 3.2.2, with such sum being divided by the total number of hours in the day.

                                      EXHIBIT IV
                                 (SECOND REVISION)


                       SERVICE SCHEDULE D

     CARMEL SOUTHEAST TAP NETWORK POWER AND ENERGY TRANSFER


SECTION 1 - DURATION

1.1 This Service Schedule, being a part of and under the Interconnection Agreement (referred to herein as the "1992 Agreement") dated as of May 1, 1992 between Indianapolis Power & Light Company (hereinafter called "IPL") and PSI Energy, Inc., formerly named Public Service Company of Indiana, Inc., (hereinafter called "PSI") and CINergy Services, Inc. (hereinafter called "CINergy Services"), shall become effective as of the earlier date of either September 1, 1995 or the effective date of the Third Amendment, dated June 30, 1995, and shall continue in effect through August 31, 1996, unless extended as provided in Section 6 hereof. IPL, PSI and CINergy Services are sometimes hereinafter referred to individually as "Party" or collectively as "Parties" where appropriate.


SECTION 2 - FACILITIES TO BE PROVIDED

2.1 PSI shall provide, install, operate and maintain, at its own expense, during the term of this Service Schedule D as defined in Section 6 hereof, the following facilities:

   (i) At its Carmel Southeast Substation - a 138,000 volt three-phase interrupting device, a 24/40 MVA transformer, 12,470 volt metering equipment, relaying, switching, a supervisory control remote terminal unit, a communication circuit from the supervisory unit to IPL s Load Dispatch Office and appurtenant equipment, all of which shall be subject to the prior approval of IPL. PSI shall be responsible for installing, owning and maintaining all necessary protection equipment required by IPL to protect IPL s facilities associated with Carmel Tap. PSI s remote terminal unit shall provide data acquisition, remote status and control of the load and allow PSI to provide real time dispatch of their generation to their load as well as load control while IPL will be provided real time breaker status and load data.

   (ii) A 138,000 volt transmission line extending from Carmel
        Southeast Substation to Transmission Tower Number 7 (Map
        Section 173A) on IPL's 138,000 volt North-River Road (132-57) transmission line, together with a 138,000 volt tap at such tower, to be known as the Carmel Tap Point.

2.2 IPL shall provide, install, operate and maintain, as direct assignment facilities at the sole benefit and expense of PSI, during the term of the Carmel Tap Point as defined in Section 6 hereof, a 138,000 volt two-way switching point with supervisory controlled 138,000 volt line interrupting disconnect switches and associated facilities such as a switch tower, supervisory terminal unit and communication circuit at the Carmel Tap Point.


SECTION 3 - SERVICES TO BE RENDERED

3.1 The Parties hereto mutually agree that their respective radial distribution systems will not be operated in parallel through the Carmel Tap Point. Electric energy supplied by IPL to PSI at the Carmel Tap Point will be treated as capacity and energy simultaneously transferred into IPL's system by PSI through the other interconnection points of the Parties and will be used only to supply the ultimate consumers of PSI who are or may be served from PSI's Carmel Southeast Substation. Any capacity or energy delivered by IPL to PSI through the Carmel Tap Point shall be simultaneously supplied by PSI to IPL through any of the interconnection points of the Parties. PSI s supplied energy shall include an adder of approximately 3%-5% to the capacity and energy delivered to the Carmel Tap by IPL to compensate IPL for capacity and energy losses occurring on IPL s system and PSI s tapped transmission line and transformer bank (metered at secondary voltage) due to the transfer of energy to the Carmel Tap Point.

3.2  IPL shall provide PSI with the following services:

   1) Firm, network transmission service including a capacity reservation (34,500 volt, 138,000 volt and above) of up to and including 20 MW s (measured at the other IPL/PSI interconnection points as defined in the 1992 Agreement). Said service and reservation shall be planned for and provided on the same basis as IPL s firm native load customers only during the term of this service schedule as set forth in Section 6 herein of this Agreement.

   2) Non-firm transmission service (34,500 volt, 138,000 volt and above) up to and including 30 MW s (measured at the other IPL/PSI interconnection points in the 1992 Agreement) in addition to the firm transmission listed in Point 1 above. Said non-firm service shall be on an as available, interruptible basis when requested by PSI.

Upon IPL s request, PSI shall immediately curtail and/or interrupt its firm load served by the 20 MW firm network transmission and reservation service on the same basis as IPL s firm native load customers. If PSI s demand exceeds their reservation (herein called "excess loading") PSI shall demonstrate that all such demand exceeding their reservation is 1) immediately interruptible by contract or 2) that such excess loading occurred due to emergency switching lasting less than a total of two (2) weeks within any six-month period. Otherwise such excess loading shall be treated as having automatically increased PSI s reservation, for billing purposes only, until IPL is satisfied PSI has taken actions to permanently eliminate such excess loading. IPL shall coordinate non-emergency maintenance outages with PSI and provide a minimum notification by 12:00 noon of the day before the scheduled outage.

3.3 IPL and PSI shall periodically conduct independent and/or joint studies of their future systems to serve the Indianapolis northeast metropolitan area. PSI shall annually update and provide IPL with their ten year demand projections for the Carmel Tap Point. If such studies indicate problems due to PSI s 20 MW reservation or projected increase in reservation, then IPL and PSI shall jointly or independently, as soon as practicable, develop plans and estimates of cost for the installation of any additional equipment or facilities necessary to effect a long term solution to such problem so that transmission services hereunder may be reliably continued in accordance with IPL standards.

IPL s studies of this service cover the first five years and identified facilities during that period which may need to be upgraded if area demand grows faster than presently projected. If facility upgrades are required, PSI shall pay annual carrying costs on a monthly basis during the time period from the in-service date of the facilities until IPL s area load increases by the amount of PSI s 20 MW reservation plus actual and projected increases in reservation (herein called "period of advancement") after which the remaining costs shall be rolled into IPL s rate analysis. Any time PSI s reservation, as determined under 3.2 above, requires IPL to install facilities in advance of its need, PSI shall pay annual carrying cost on such facilities during the period of advancement. Increased reservations beyond 20 MWs shall be treated as interruptible until all necessary facilities to reliably accommodate these loads are placed in service. IPL will not increase or upgrade the capacity of its existing or planned transmission facilities in order to provide service under this Agreement if doing so would unduly 1) impair IPL s system reliability or 2) jeopardize the benefits of service or 3) increase the cost of service to IPL s Native Load Customers and other customers to whom IPL has a pre-existing contractual obligation.

In the event PSI does not elect to continue its reservation after the term of this Service Schedule, PSI shall pay 1) the stranded cost of all IPL s facilities directly assignable to providing firm service for PSI s reservation and 2) the remaining annual cost on a monthly basis of all system improvements from the termination date until IPL s area load increase equals the amount of PSI s reservation. In the event IPL can t obtain regulatory approvals for facility modifications needed to increases PSI s reservation, then firm service shall not be provided for the amount of the increased service reservation.

3.4 PSI shall provide for ancillary services such as dynamic reactive var/voltage support, all generation reserves, real time generation dispatch, load following and dispatch control services needed to support the operation of the Carmel Tap Point.

3.5 IPL shall file with the FERC an amendment to Service Schedule D for all direct assignment facilities (not covered in Section 2.2) to be provided for PSI by IPL under this Service Schedule and for all costs for advanced system improvements during the "period of advancement" due to the PSI transmission reservation provided under Service Schedule D.
FERC s failure to accept the cost assignments for either direct assignment facilities and/or advanced system improvements due to the PSI network load service provided in this Service Schedule D shall result in
1) IPL terminating its obligation to provide and plan for PSI s transmission reservation as covered in Section 3.2 and Section 3.3 above or 2) PSI may elect to reduce the level and/or firmness of PSI s transmission reservation so that additional direct assignment facilities and/or system improvement facility advancements won t be needed or 3) PSI may elect to terminate service provided hereunder provided that upon termination of this Service Schedule D by PSI, PSI shall remain responsible for paying IPL all costs remaining for all direct assignment facilities provided by IPL and all remaining costs for all advanced system improvements attributed to PSI during the period of advancement where said facilities have been filed with and accepted by the FERC including the direct assignment facilities provided initially under
Section 2.2. The stranded cost of the direct assignment facilities provided under Section 2.2 shall be calculated and marked up for tax effects as shown in Attachment 1 and shall be paid by PSI within 30 days of receipt of the bill from IPL.


SECTION 4 - DEVIATIONS IN DELIVERIES AT CARMEL TAP POINT

4.1 The Parties agree that with respect to the Carmel Tap Point, PSI shall simultaneously supply (including adjustments for losses) to IPL from PSI s other interconnection points with IPL the capacity and energy delivered to PSI by IPL. The Parties recognize, however, that despite their best efforts to simultaneously supply and deliver capacity and energy (including adjustments for losses) deviations between actual and scheduled energy transfers may occur. Electric energy resulting from such deviations shall, at the option of IPL, be settled for either by return of equivalent energy or by payment of Out-Of-Pocket Costs. If equivalent energy is returned, it shall be returned at times when the generating costs of IPL are equivalent to the generating costs of IPL at the time of the deviations or, if IPL elects to have equivalent energy returned under different conditions, it shall be returned in such amounts, to be mutually agreed upon, as will compensate IPL for the difference in conditions.

IPL, at its option, may elect to bill for such Out-Of-Pocket Costs, plus ten percent of such cost, for any energy supplied over and above that scheduled by PSI for any hour or hours during the billing period. Such costs shall be determined at the Carmel Tap Point by taking into account electrical losses incurred from the source or sources of such energy to said Tap Point.

4.2 If IPL elects to bill for any energy supplied over and above that scheduled by PSI for any hour or hours during the billing period where the energy was supplied by a Third Party then in accordance with the FERC Order 84 the maximum amount to be billed by IPL to PSI shall be 100% of the Third Party demand and energy charge plus 1 mill/kwhr (the 1 mill/kwhr adder is applicable only to transactions with a duration of less than one year) plus IPL s network transmission rate as accepted by the FERC under this Service Schedule D.


SECTION 5 - COMPENSATION

5.1 FIRM SERVICE - Electric power measured in kilowatts supplied by PSI and delivered at the Carmel Tap Point under the 1992 Agreement by IPL to PSI shall be billed on a monthly basis the annual cost of IPL s transmission system multiplied by the ratio of the sum of PSI s twelve 20 MW reservations divided by IPL s annual system peak demand which equals $283,200 annually as calculated in the cost support Appendix A. The loss factors consisting of a 3-5% adder, as noted in Section 3.1 hereof, shall include PSI s radial transmission line and transformer bank associated with the Carmel Tap Point and IPL s 34,500 volt and above transmission system. The loss factors shall include PSI s radial transmission line and transformer bank associated with the Carmel Tap Point and IPL s transmission system. The loss factors shall be determined by the annual transmission system loss studies performed by IPL and PSI. Also, increases in PSI s reservation shall be billed by using the same methodology.

5.2 NON-FIRM SERVICE - Electric power measured in kilowatts supplied by PSI and delivered at the Carmel Tap Point under the 1992 Agreement by IPL to PSI shall be billed at $1.18 per kilowatt-month plus $0.01 per kilowatt-month for IPL dispatch control. This demand charge for non-firm service applies to usage above PSI s firm service reservation and shall be based upon the difference in maximum hourly demand in kilowatts measured and the amount of PSI s reservation in the calendar month of billing. The loss factors consisting of a 3-5% adder, as noted in
Section 3.1 hereof, shall include PSI s radial transmission line and transformer bank associated with the Carmel Tap Point and IPL s 34,500 volt and above transmission system. The loss factors shall be determined by the annual transmission system loss studies performed by IPL and PSI.

5.3 DIRECT ASSIGNMENT FACILITIES - PSI shall pay IPL on a monthly basis IPL s annual charges on the total installed cost of the facilities provided in Section 2.2 above multiplied by IPL s annual carrying charges as calculated in Attachment 1 and revisions will be filed with the FERC.

SECTION 6 - TERM OF AGREEMENT

6.1 This Service Schedule shall terminate August 31, 1996 unless PSI notifies IPL at least six (6) months prior to such termination date that it desires to continue service to the Carmel Tap Point; provided however, that any continued service is subject to such terms and conditions as are mutually agreed to by the Parties.

                                      APPENDIX I















                       SERVICE SCHEDULE A

                        EMERGENCY SERVICE



                            EXHIBIT I

                        (First Revision)

                                      APPENDIX II















                       SERVICE SCHEDULE B

                       INTERCHANGE ENERGY



                           EXHIBIT II

                        (First Revision)

                                      APPENDIX III















                       SERVICE SCHEDULE C

                   SHORT TERM POWER AND ENERGY



                           EXHIBIT III

                        (First Revision)

                                           APPENDIX IV















                       SERVICE SCHEDULE D

                      CARMEL SOUTHEAST TAP
                    NETWORK POWER AND ENERGY



                           EXHIBIT IV

                        (Second Revision)